Filed Pursuant to Rule 485(a)

     As filed with the Securities and Exchange Commission on April 10, 1997

                       Registration No. 33-19229; 811-5430
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (  X  )
                                                         -----
               Pre-Effective Amendment No.        (     )
                                            ----- ------
               Post-Effective Amendment No.  40   (  X  )
                                            ----   -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ( X )
                                                                -----
               Amendment No.  42                   (  X  )
                                                   -------

                        (Check appropriate box or boxes)

                                   SSgA FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                  909 A Street
                            Tacoma, Washington 98402
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (206) 627-7001

Name and Address of
Agent for Service:                                 Copies to:
-------------------                                ----------

Karl J. Ege                                        Philip H. Newman, Esq.
Secretary and General Counsel                      Goodwin, Procter & Hoar
Frank Russell Investment Management Company        Exchange Place
909 A Street                                       Boston, Massachusetts  02109
Tacoma, Washington  98402

            Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:
        (   ) immediately upon filing pursuant to paragraph (b)
        -----
        (   ) on (date) pursuant to paragraph (b)
        -----
        (   ) 60 days after filing pursuant to paragraph (a)
        -----
        (   ) on (date) pursuant to paragraph (a)(1)
        -----
        ( X ) 75 days after filing pursuant to paragraph (a)(2)
        -----
        (   ) on (date) pursuant to paragraph (a)(2) of Rule 485
        -----

If appropriate, check the following:

        (   ) This post-effective amendment designates a new effective
         ---  date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24f-2

     Registrant has declared its intention to register under the Securities Act of 1933 an indefinite number of shares of beneficial interest, par value of $.001, of the SSgA Funds pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. The Registrant filed its Rule 24f-2 notice for the fiscal year ended August 31, 1996 on October 29, 1996.

                                   SSgA FUNDS

                         Form N-1A Cross Reference Sheet


        Part A Item No.
          and Caption                                     Prospectus Caption
          -----------                                     ------------------

 1.     Cover Page                                        Cover Page

 2.     Synopsis                                          Table of Contents; and
                                                          Fund Operating Expenses


 3.     Condensed Financial Information                   Fund Operating Expenses

 4.     General Description of Registrant

        (a)(i)                                            Summary (Classes B and C only);
                                                          SSgA Funds;
                                                          Highlights (Life Solutions Funds only);
                                                          Additional Information -
                                                          Organization, Capitalization and
                                                          Voting


        (a)(ii), (b)                                      Summary (Classes B and C only);
                                                          Investment Objectives and Policies;
                                                          Investment Restrictions and
                                                          Policies; and Portfolio Maturity;
                                                          Investment Objectives and Asset
                                                          Allocation of the SSgA Life Solutions
                                                          Funds (Life Solutions Funds only)


        (c)                                               Investment Restrictions and Policies;
                                                          Life Solutions Funds:  Special Risk
                                                          Considerations (Life Solutions Funds
                                                          only)


 5.     Management of the Fund                            Summary (Classes B and C only);
                                                          General Management; Fund
                                                          Operating Expenses; and Portfolio
                                                          Maturity

6.      Capital Stock and Other Securities

        (a)                                               Additional Information -
                                                          Organization, Capitalization and
                                                          Voting

        (b)                                               General Management

        (c)                                               Not Applicable

        (d)                                               Summary (Classes B and C only);
                                                          Additional Information - Organization,
                                                          Capitalization and Voting

        (e)                                               Additional information - Reports
                                                          to Shareholders and Shareholder
                                                          Inquiries

        (f)                                               Dividends and Distributions

        (g)                                               Taxes

7.      Purchase of Securities Being Offered

        (a)                                               Summary (Classes B and C only);
                                                          General Management - Distribution
                                                          Services and Shareholder Servicing
                                                          Arrangements

        (b)                                               Valuation of Fund Shares;
                                                          Purchase of Fund Shares

        (c)                                               Not Applicable

        (d)                                               Manner of Offering; Purchase
                                                          of Fund Shares

        (e), (f)                                          General Management - Distribution
                                                          Services and Shareholder Servicing
                                                          Arrangements

8.      Redemption or Repurchase

        (a)                                               Summary (Classes B and C only);
                                                          Redemption of Fund Shares

        (b)                                               Not Applicable

        (c)                                               Manner of Offering;
                                                          Redemption of Fund Shares

        (d)                                               Redemption of Fund Shares

9.      Pending Legal Proceedings                         Not Applicable


        Part B Item No.                                   Statement of Additional
          and Caption                                       Information Caption
        ---------------                                   -----------------------

10.     Cover Page                                        Cover Page

11.     Table of Contents                                 Table of Contents

12.     General Information and History                   Not Applicable

13.     Investment Objectives and Policies

        (a), (b), (c)                                     Investments

        (d)                                               (Prospectus) - Portfolio
                                                          Maturity

14.     Management of the Fund

        (a), (b)                                          Structure and Governance -
                                                          Trustees and Officers

        (c)                                               Not Applicable

15.     Control Persons and Principal Holders
        of Securities

        (a), (b)                                          Structure and Governance -
                                                          Controlling Shareholders;
                                                          Additional Information -
                                                          Organization, Capitalization and
                                                          Voting (Prospectus)

        (c)                                               Structure and Governance -
                                                          Controlling Shareholders

16.     Investment Advisory and Other Services

        (a), (b)                                          Operation of Investment Company -
                                                          Adviser; General Management -
                                                          Advisory Agreement (Prospectus)

        (c)                                               Not Applicable

        (d)                                               Operation of Investment Company -
                                                          Administrator

        (e)                                               Not Applicable

        (f)                                               Operation of Investment Company -



                                                          Distribution Plan

        (g)                                               Not Applicable

        (h), (i)                                          Operation of Investment Company -
                                                          Custodian and Transfer Agent;
                                                          Additional Information - Custodian,
                                                          Transfer Agent and Accountants
                                                          (Prospectus)

17.     Brokerage Allocation
        and Other Practices

        (a), (b), (c)                                     Operation of Investment Company -
                                                          Brokerage Practices

        (d)                                               Not Applicable

        (e)                                               Operation of Investment Company -
                                                          Brokerage Practices

18.     Capital Stock and Other Securities

        (a)                                               Structure and Governance -
                                                          Organization and Business History

        (b)                                               Not Applicable

19.     Purchase, Redemption and Pricing of
        Securities Being Offered

        (a), (b), (c)                                     Operation of Investment Company -
                                                          Valuation of Fund Shares;
                                                          (Prospectus) - Valuation of Fund
                                                          Shares; Redemption of Shares;
                                                          Purchase of Fund Shares

20.     Tax Status                                        Taxes

21.     Underwriters

        (a)                                               Operation of Investment Company -
                                                          Distribution Plan

        (b), (c)                                          Not Applicable

22.     Calculation of Performance Data
                                                          Operation of Investment Company -
                                                          Yield and Total Return Quotations

23.     Financial Statements                              Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

                                   SSgA FUNDS

                       Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

         Cover Sheet

         Form N-1A Cross Reference Sheet

         Part A - Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Pages

         Exhibits

                                    SSgA(SM)
                            LIFE SOLUTIONS(SM) FUNDS



                               P R O S P E C T U S

                            ___________________, 1997




                      Life Solutions Income and Growth Fund

                          Life Solutions Balanced Fund

                           Life Solutions Growth Fund


      SSgA Life Solutions Funds are comprised of combinations of SSgA Funds









                           PROSPECTUS BEGINS ON PAGE 1

                                                   Filed pursuant to Rule 485(a)
                                                    File Nos. 33-19229; 811-5430


                          SSgA(SM) LIFE SOLUTIONS(SM) FUNDS
                       Two International Place, 35th Floor
                           Boston, Massachusetts 02110
                                 (800) 647-7327

     SSgA Funds (the "Investment Company") is a registered, open-end investment company with multiple investment portfolios. Life Solutions Funds (the "Life Solutions Funds") are diversified and professionally managed portfolios of the Investment Company, each with a distinct investment objective. Each Life Solutions Fund attempts to meet its investment objective by investing in a different combination of the Investment Company's portfolios (the "Underlying Funds"). Initially, each Life Solutions Fund will invest in at least six of the Investment Company's Underlying Funds, but the Board of Trustees has approved investment in all of the Underlying Funds described in this Prospectus. The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds. The Investment Company believes that these combinations offer varying degrees of potential risk and reward. This Prospectus describes the Life Solutions Funds listed below:

     Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

     Life Solutions Balanced Fund seeks a balance of growth of capital and income.

     Life Solutions Growth Fund seeks long-term growth of capital.

     The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. The Life Solutions Funds are expected to incur distribution expenses pursuant to a Rule 12b-1 Plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THE LIFE SOLUTIONS FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. SHARES IN THE LIFE SOLUTIONS FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus contains concise information about Life Solutions Funds; prospective investors should consider this information carefully before investing. Therefore, please read and retain this document for future reference. Additional information about Life Solutions Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated _________, 1997. The Statement of Additional Information ("SAI") is incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling (800) 647-7327. This Prospectus, the Funds' SAI and material incorporated by reference into these documents, and other information regarding the Investment Company and the Life Solutions Funds is maintained electronically with the SEC at its World Wide Web site (http://www.sec.gov).


Investment Advisor, Custodian
     and Transfer Agent:                    Distributor:                    Administrator:
 State Street Bank and Trust       Russell Fund Distributors, Inc.     Frank Russell Investment
           Company                Two International Place, 35th Fl.       Management Company
     225 Franklin Street             Boston, Massachusetts 02110             909 A Street
 Boston, Massachusetts 02110                                           Tacoma, Washington 98402


                  PROSPECTUS DATED ______________________, 1997

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Highlights................................................................

Annual Fund Operating Expenses............................................

SSgA Life Solutions Funds.................................................

Manner of Offering........................................................

Investment Objectives and Asset Allocation of the Life Solutions Funds....

Life Solutions Funds:  Special Risk Considerations........................

Portfolio Turnover........................................................

Investment Restrictions...................................................

Description of the Underlying Funds.......................................

Dividends and Distributions...............................................

Taxes.....................................................................

Valuation of Life Solutions and Underlying Fund Shares....................

Purchase of Life Solutions Fund Shares....................................

Redemption of Life Solutions Fund Shares..................................

General Management........................................................

Life Solutions Fund Expenses..............................................

Performance Calculations..................................................

Additional Information....................................................

Appendix..................................................................

                                   HIGHLIGHTS

Operating Expenses summarize the fees paid by shareholders in each Life Solutions Fund and the effect of these fees on a $1,000 investment over time. Page __.

Eligible Investors are principally those US or foreign institutional and retail investors which invest for their own accounts or in a fiduciary or agency capacity. The Life Solutions Funds are especially useful for participants in tax-advantaged retirement plans. The minimum initial investment is $1,000 ($250 for IRA accounts), minimum subsequent investments are $100, and the minimum account size (except for IRA accounts) is $1,000. Page __.

Investment Objectives and Asset Allocation of the Life Solutions Funds are designed to meet the long-term investment goals of Eligible Investors. While the Life Solutions Funds invest primarily in the Underlying Funds, each Life Solutions Fund pursues a different, nonfundamental, investment objective by allocating its assets among a number of Underlying Funds which pursue a variety of different objectives. Page __.

Special Risk Considerations apply to all Life Solutions Funds. The assets of each Life Solutions Fund are invested in certain Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Fund held to meet their objectives as well as the allocation among those Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved. Page __. There are investment risks to the Underlying Fund's use of futures contracts and options as a hedging technique. The Underlying Fund's investments in foreign securities, foreign currency and emerging markets countries also pose special risk of which the investors should be aware. Page ___.

Investment Policies, Restrictions and Risks of the Life Solutions Funds should be considered in deciding whether to invest in a Life Solutions Fund. "Fundamental" investment objectives, policies and restrictions may not be changed without the approval of a majority of the shareholders of an affected Life Solutions Fund. The Life Solutions Funds invest in shares of the Underlying Funds, all of which have fundamental and nonfundamental investment policies and restrictions. Page ___. Risks associated with certain investment policies of the Underlying Funds should be considered when investing in the Life Solutions Funds. Page ___.

Dividends and Distributions will be reinvested in additional shares unless a shareholder elects to receive them in cash. Dividends from net investment income are declared and paid annually. Distributions from net realized short- and long-term capital gains (if any) are declared at least annually. Page __.

Taxes on the Life Solutions Funds should be none. Taxable US shareholders of the Life Solutions Funds will be subject to federal taxes on dividends and capital gains distributions, and may be subject to state or local taxes. Page __.

Valuation of Life Solutions Fund Shares occurs once each business day at the close of business of the New York Stock Exchange by appraising each Life Solutions Fund's investment in the Underlying Funds. Page __.

Purchase of Life Solutions Fund Shares includes no sales commission. The purchase price is the next computed net asset value. Shares are offered and orders to purchase are accepted on each business day. However, certain distribution expenses of the Underlying Funds may be reimbursed to Russell Fund Distributors, Inc., the Funds' distributor, under an existing 12b-1 plan. Page
__.

Redemption of Life Solutions Fund Shares may be requested on any business day. There is no redemption charge. The redemption price is the next computed net asset value. Page __.

General Management is provided by Frank Russell Investment Management Company, as the administrator, which is responsible for supervising the Life Solutions and Underlying Funds' operations; State Street Bank and Trust Company provides investment advisory services. Page __.

Life Solutions Fund Expenses are borne by each Life Solutions Fund, with the primary expenses being custodian, transfer agent, audit, legal, 12b-1 and shareholder servicing fees. The Advisor will not charge an advisory fee. Page
__.

Additional Information is also included in this Prospectus concerning the custodian, transfer agent and independent accountants; and organization, capitalization and voting. Page __.

                  ANNUAL LIFE SOLUTIONS FUND OPERATING EXPENSES
                            (AFTER FEE REIMBURSEMENT)

The following expense table lists the various costs and expenses that an investor in the Life Solutions Funds will incur directly or indirectly. In addition to the expenses identified below, each Life Solutions Fund will indirectly bear its pro rata share of the expense of the Underlying Funds in which the Life Solutions Fund invests. The amounts shown are based on estimates of each Life Solutions Fund's operating expenses for its first full year of operation. The examples should not be considered a statement of actual past or future expenses. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:
---------------------------------
                                                Income and
                                                  Growth      Balanced    Growth
                                                ----------    --------    ------
   Sales Charge Imposed on Purchases               None         None       None
   Sales Charge Imposed on Reinvested Dividends    None         None       None
   Deferred Sales Charge                           None         None       None
   Redemption Fees                                 None         None       None
   Exchange Fee                                    None         None       None

Annual Life Solutions Fund Operating Expenses:
----------------------------------------------
(as a percentage of average daily net assets)
   Advisory Fees                                   None         None       None
   12b-1 Fees1,2                                   .00%         .00%       .00%
   Other Expenses (After Fee Reimbursement)(1,3)   .30          .30        .30
                                                   ----         ----       ---
   Total Operating Expenses3                       .30%        .30%        .30%
                                                   ====        ====        ====

-------------------------

(1) The ratios for 12b-1 Fees and Other Expenses are based upon estimated amounts for the current year, assuming annual average net assets of $15 million for the Income and Growth Fund, $20 million for the Balanced Fund, and $35 million for the Growth Fund. The Rule 12b-1 Plan permits charges of up to .25% in distribution and shareholder servicing fees; however, for the current fiscal year, there will be no distribution and shareholder servicing expenses incurred.
(2) Rule 12b-1 Fees may include expenses for shareholder servicing activities. Investors purchasing Life Solutions Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.
(3) The Advisor has voluntarily agreed to cap Life Solutions Funds' expenses (except for 12b-1 expenses) at .30%. The Other Expenses and Total Operating Expenses of the Life Solutions Income and Growth, Balanced and Growth Funds absent the reimbursement would be .67%, .60% and .41%, respectively, of average daily net assets on an annual basis. The fee reimbursement agreement will be in effect for the current fiscal year.

Long-term shareholders of the Life Solutions Funds may pay more in Rule 12b-1 fees that the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     While the Life Solutions Funds are expected to operate at a .30% expense cap after payment of 12b-1 fees, shareholders in a Life Solutions Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the Life Solutions Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the Life Solutions Funds may invest (based on information as of December 31, 1996). Where applicable, expense ratios are restated to reflect current fees and give effect to all waiver and reimbursement arrangements. As explained in this Prospectus, each Life Solutions Fund intends to invest in some, but not all, of the Underlying Funds.


                           Expense Ratio Before Fee     Expense Ratio After Fee
                            Waivers and/or Expense      Waivers and/or Expense
     Underlying Fund           Reimbursements              Reimbursements
     ---------------           --------------              --------------
      S&P 500 Index                  0.26%                       0.16%
      Matrix Equity                  0.94%                       0.57%
        Small Cap                    1.00%                       1.00%
    Growth and Income                1.23%                       0.95%
  Active International               1.30%                       1.00%
    Emerging Markets                 1.54%                       1.25%
       Bond Market                   0.73%                       0.50%
      Intermediate                   1.28%                       0.60%
       Yield Plus                    0.37%                       0.37%
      Money Market                   0.38%                       0.38%
  US Gov't Money Market              0.43%                       0.42%

     Each Life Solutions Fund will indirectly bear the expenses of its shares of the Underlying Funds. Based on current expectations and the weighted exposure to the Underlying Funds, the following is the expense ratio (before and after fee waivers and or expense reimbursements) of each Life Solutions Fund:

                                  Average Expense Ratios Before and After
                                  Fee Waiver and/or Expense Reimbursement
                                  ---------------------------------------
  Life Solutions Fund                  Before                 After
  -------------------                  ------                 -----
  Income and Growth Fund               0.77%                 0.52%
  Balanced Fund                        0.82%                 0.57%
  Growth Fund                          0.87%                 0.69%

Examples:
---------
Using the above indirect and direct expense ratios for the Life Solutions Funds, you would pay the following expenses on a $1,000 investment, assuming: (i) 5% annual return; and (ii) redemption at the end of each time period:

                                          1 year           3 years
                                          ------           -------
Life Solutions Income and Growth Fund       $8               $26
Life Solutions Balanced Fund                $9               $27
Life Solutions Growth Fund                  $9               $28

                            SSgA LIFE SOLUTIONS FUNDS

     The SSgA Funds (the "Investment Company") is a diversified, open-end management investment company organized as a Massachusetts business trust. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in the portfolios comprising the series, each of which is commonly referred to as a mutual fund. The SSgA Life Solutions Funds (referred to as the "Life Solutions Funds") are diversified, professionally managed mutual funds. State Street Bank and Trust Company ("State Street"), through its division, State Street Global Advisors ("Advisor" or "SSgA"), is the Funds' Advisor. Through this Prospectus, the Investment Company offers the investor three Life Solutions Funds, which are comprised of various combinations of the Investment Company's portfolios (the "Underlying Funds"). Initially, each of the Life Solutions Funds will invest in at least six of the Underlying Funds. The Board of Trustees has approved investment in all of the Underlying Fund described in this Prospectus.


                               MANNER OF OFFERING

     Distribution and Eligible Investors. The Life Solutions Funds have been organized to provide a simple and effective means for eligible investors to structure a diversified mutual fund investment allocation program that is suited to long-term investment goals. Shares of the Life Solutions Funds are offered without a sales commission by Russell Fund Distributors, Inc. (the "Distributor"), the Life Solutions and Underlying Funds' distributor. The Life Solutions Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. The Life Solutions Funds are expected to incur distribution expenses under their Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."


                   INVESTMENT OBJECTIVES AND ASSET ALLOCATION
                        OF THE SSgA LIFE SOLUTIONS FUNDS

Each Life Solutions Fund seeks to achieve its investment objective by diversifying its assets in shares of the Investment Company's Underlying Funds. Each Life Solutions Fund's investment objective is nonfundamental, and may be changed by a vote of a majority of the Board of Trustees. There can be no assurance that any Fund will meet its stated investment objective:

     Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.

     Life Solutions Balanced Fund seeks a balance of growth of capital and income.

     Life Solutions Growth Fund seeks long-term growth of capital.

The Life Solutions Funds are not designed as market timing vehicles, but rather as a simple approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the Life Solutions Funds based on their personal investment goals, risk tolerance and financial circumstances. The chart below illustrates the relative degree to which each Life Solutions Fund (compared to the other Life Solutions Funds) seeks to obtain capital appreciation, income and stability of principal, within the parameters of each of their investment objectives:

                                   Capital
  Life Solutions Fund        Appreciation        Income        Volatility
  -------------------        ------------        ------        ----------
  Income and Growth               Low              High             Low
  Balanced                       Medium           Medium          Medium
  Growth                          High             Low             High

     Each Life Solutions Fund allocates its assets by investing in shares of a combination of the Underlying Funds. In investing in the Underlying Funds, the Life Solutions Funds seek to maintain different allocations between classes of equity, international equity, fixed income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective. The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Life Solutions Fund. Although the Underlying Funds invest primarily in securities within the asset class under which they are listed, they may also invest from time to time in other types of securities consistent with each of their investment objectives.


      Asset Class/Underlying Fund    Income and Growth     Balanced    Growth
      ---------------------------    -----------------     --------    ------
 Equities                                 20-60%           40-80%      60-100%
 --------
   US Equities
     SSgA S&P 500 Index Fund
     SSgA Matrix Equity Fund
     SSgA Small Cap Fund
     SSgA Growth and Income Fund

   International Equities*                 15%*             20%*         25%*
     SSgA Active International Fund
     SSgA Emerging Markets Fund

 Bonds                                    40-80%           20-60%       0-40%
 -----
     SSgA Bond Market Fund
     SSgA Intermediate Fund

 Short Term Assets                        0-20%             0-20%       0-20%
 ----------------
     SSgA Yield Plus Fund
     SSgA Money Market Fund
     SSgA US Government Money
        Market Fund

------------
* International equities are included in the total equity exposure indicated above and will not exceed the listed percentages.

     The asset allocation range for each Life Solutions Fund has been approved by the Board of Trustees of the Investment Company and may be changed at any time by the Board without shareholder approval. Within the asset allocation range for each Life Solutions Fund, the Advisor will establish specific percentage targets for each asset class and each Underlying Fund to be held by the Life Solutions Fund based on the Advisor's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. Each Life Solutions Fund may temporarily deviate from its asset allocation range for defensive purposes.

     The percentage allocation of a Life Solutions Fund's assets could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Funds in which a Life Solutions Fund is invested. The Life Solutions Funds have adopted certain policies to reduce the likelihood of such an occurrence. First, the Advisor will rebalance each Life Solution Fund's holdings at least quarterly, or more frequently as the Advisor in its discretion determines is appropriate. Rebalancing is the process of bringing the asset allocation of a Life Solutions Fund back into alignment with its asset allocation range. In addition, the Advisor will not allocate any new investment dollars to any Underlying Fund in an asset class whose maximum percentage has been exceeded. Finally, the Advisor will allocate new investment dollars on a priority basis to Underlying Funds in any asset class whose minimum percentage has not been achieved.


                LIFE SOLUTIONS FUNDS: SPECIAL RISK CONSIDERATIONS

     Investing in Underlying Funds. The investments of each Life Solutions Fund are concentrated in the Underlying Funds, so each Life Solutions Fund's investment performance is directly related to the investment performance of the Underlying Funds that it holds. The ability of each Life Solutions Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives and to the allocation among the Underlying Funds by the Advisor. There can be no assurance that the investment objective of any Life Solutions Fund or Underlying Fund will be achieved. For information about the investment objectives, techniques and risks involved in of each of the Underlying Funds, please refer to "Description of the Underlying Funds" below, the Appendix to this Prospectus and the SAI.

     Affiliated Persons. SSgA and the officers and trustees of the Life Solutions Funds also serve as investment advisor, officers and trustees, respectively, of the Underlying Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Life Solutions Funds and the Underlying Funds. The Trustees believe they have structured the Life Solutions Funds to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the Life Solutions Funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

     Investment Practices of Underlying Funds. In addition to their principal investments, certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities, enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices. All Life Solutions Funds may invest in Underlying Funds that in turn invest in international securities or emerging markets and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk. For more details, see "Description of the Underlying Funds," the Appendix and the SAI.


                               PORTFOLIO TURNOVER

     Each Life Solutions Fund's turnover rate is not expected to exceed 50% annually. A Life Solutions Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage limits described above. For information on the portfolio turnover rates of the Underlying Funds, please see the SAI.

                            INVESTMENT RESTRICTIONS

     The Life Solutions and the Underlying Funds have fundamental investment restrictions, which may be changed only with the approval of a majority of the respective Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Life Solutions Funds' investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. Each Life Solutions Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Life Solutions Fund's total assets to secure permitted borrowings.


                       DESCRIPTION OF THE UNDERLYING FUNDS

     The following describes the investment objectives and practices for each of the Underlying Funds in which the Life Solutions Funds may invest. There can be no assurance that the investment objectives of the Underlying Funds will be met. Additional information regarding the investment practices of the Underlying Funds is located in the Appendix to this Prospectus, in the SAI and in the prospectuses of each of the Underlying Funds. No offer is made in this Prospectus of any of the Underlying Funds. The Underlying Funds' Prospectuses are available without charge by calling the Distributor at (800) 647-7327, or online through the SSgA Funds' website at http://www.SSgAfunds.com.

Investment Objectives and Policies
----------------------------------

     US Equities. The following Underlying Funds invest primarily in US equity securities. However, consistent with each Underlying Fund's investment objective, it may invest in other types of securities or asset classes from time to time.

     S&P 500 Index Fund ("Index Fund"). The fundamental investment objective is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

     The Index Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Index Fund utilizes a "passive" investment approach, attempting to duplicate the investment performance of its benchmark index through automated statistical analytic procedures.

     Matrix Equity Fund ("Matrix Fund"). The fundamental investment objective is to provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

     Equity securities will be selected by the Matrix Fund on the basis of a proprietary analytical model of the Advisor. Each security will be ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The measure of Wall Street sentiment examines changes in Wall Street analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures are combined to create a single composite score of each stock's attractiveness. These scores are then plotted on a matrix according to their relative attractiveness. Sector weights are maintained at a similar level to that of the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.

     Small Cap Fund. The nonfundamental investment objective is to maximize total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.

     The Small Cap Fund will invest primarily in a portfolio of smaller domestic companies. Smaller companies will include those stocks with market capitalization generally ranging in value from $50 million to $3 billion. Investments in smaller companies may involve greater risks because these companies generally have a limited track record and often experience higher price volatility.

     Growth and Income Fund. The fundamental investment objective is to achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

     The Fund's goal is to provide greater long-term returns than the overall US equity market without incurring greater risks than those commonly associated with investments in equity securities. For this purpose, the Fund will measure its performance against the S&P 500 Index.

     The Fund's portfolio strategy combines market economics with fundamental research. The Adviser begins by assessing current economic conditions and forecasting economic expectations for the coming months. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to identify the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the Fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation.

     International Equities. The following Underlying Funds invest primarily in international equity securities. However, consistent with each Underlying Fund's investment objective, it may invest in other types of securities or asset classes from time to time.

     Active International Fund. The nonfundamental investment objective is to provide long-term capital growth by investing primarily in securities of foreign issuers.

     The Active International Fund will attempt to meet its objective through the active selection of countries, currencies and securities. The selection of investments will be made through a proprietary, quantitative process developed by the Advisor. Investments will be made in, but not limited to, countries included in the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is described in more detail in the SAI.

     The Active International Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries. The Active International Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. The risks associated with investment in securities issued by foreign governments and companies are described in the Appendix under "Foreign Securities."

     Emerging Markets Fund. The fundamental investment objective is to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

     Under normal circumstances, the Fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Advisor to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the Fund's Board of Trustees. Nearly all of the Fund's assets will be invested in equity securities of emerging market countries (i.e., typically over 95%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $8,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the Advisor will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

     The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. Risks associated with investment in foreign companies are noted in the Appendix under "Emerging Markets." The risks associated with investment in securities issued by foreign governments and companies are described in the Appendix under "Foreign Government Securities."

     Bonds. The following Underlying Funds invest primarily in fixed income securities, although they may purchase other types of securities consistent with their investment objectives.

     Bond Market Fund ("Bond Fund"). The nonfundamental investment objective is to maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The LBAB Index is described in more detail in the SAI.

     Under normal market conditions, the Bond Fund attempts to meet its objective by investing at least 65% of its total assets in debt securities. The Bond Fund may make direct investments in: (1) US Government securities, including US Treasury securities and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies and instrumentalities; (2) corporate debt securities; (3) asset-backed securities;
(4) mortgage-backed securities including, but not limited to, collateralized mortgage obligations and real estate mortgage investment conduits; (5) repurchase agreements; (6) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (7) mortgage-related pass-through securities; (8) instruments of US and foreign banks, including Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit, certificates of deposit, time deposits, letters of credit and banker's acceptances; (9) financial futures and option contracts; (10) interest rate exchange agreements and other swap agreements;
(11) supranational and sovereign debt obligations including subdivisions and agencies; and (12) other securities and instruments deemed by the Advisor to have characteristics consistent with the Bond Fund's investment objective. Securities may be either fixed income, zero coupon or variable or floating-rate and may be denominated in US dollars or selected foreign currencies. As indicated above, the Bond Fund may invest in derivative securities, including futures and options, interest rate exchange agreements and other swap agreements and collateralized mortgage obligations.

     Intermediate Fund. The fundamental investment objective is to seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

     The Fund is structured around the Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIGC Index"). The LBIGC Index is described in more detail in the SAI. Under normal market conditions, the Fund attempts to meet its objective by investing at least 65% of its total assets in:
(1) US Government securities (including repurchase and reverse repurchase agreements relating to such securities); (2) commercial paper, notes and bonds (including convertible bonds) issued by foreign and domestic corporations; (3) mortgage-related pass-through securities; (4) asset-backed securities; and (5) instruments of US and foreign banks, including Eurodollar Time Deposits, Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, certificates of deposit, time deposits, letters of credit and banker's acceptances.

     Short Term Assets. The following Underlying Funds are used primarily as a means to invest the cash reserve portion of each Life Solutions Fund. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

     Yield Plus Fund. The nonfundamental investment objective is to seek high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

     The Yield Plus Fund attempts to meet its objective by investing primarily in: (1) US Government securities (including repurchase agreements relating to such securities); (2) instruments of US and foreign banks, including ETDs, ECDs, YCDs, certificates of deposit, time deposits, letters of credit and banker's acceptances; (3) commercial paper, notes and bonds issued by foreign and domestic corporations; (4) securities of foreign governments, agencies and subdivisions of foreign governments and supranational organizations (such as the World Bank); (5) asset-backed securities; (6) mortgage-related pass-through securities; and (7) interest rate swaps.

     The Yield Plus Fund will maintain a portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

     Money Market Fund. The fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

     The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis.

     The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities;
(3) instruments of

US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit; (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.

     US Government Money Market Fund ("Government Fund"). The fundamental investment objective is to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

     The Government Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis.

     The Government Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

Performance of the Underlying Funds

     The following chart shows the average annual total returns for each of the Underlying Funds in which the Funds may invest for the most recent one-, five- and ten-year periods (or since inception if shorter) and the 30-day yields for income-oriented funds, for the period ended February 28, 1997.

                                                                                                             30-day Yield
                                                                                             7-day Yield for    for period
                         Assets as of   Inception                                  Since       period ended        ended
 Underlying Fund            2/28/97       Date        1 Yr.     5 Yr.    10 Yr.   Inception       2/28/97         2/28/97
 ---------------         ------------  ----------     -----     -----    ------   ---------     ----------     ------------
Index                    $995,125,891   12/30/92      25.69%     --        --       18.04%         --               --
Matrix                    335,822,447    5/4/92       23.33      --        --       16.42          --               --
Small Cap                  88,574,851   11/23/94      21.87      --        --       31.27          --               --
Growth and Income          61,446,543    9/1/93       23.29      --        --       16.06          --               --
Active International       61,951,848    3/7/95       (0.77)     --        --        7.55          --               --
Emerging Markets          188,690,723    3/1/94       20.58      --        --        8.99          --               --
Bond                       44,299,273    2/7/96        4.60      --        --        2.65          --             6.33%
Intermediate               43,933,207    9/1/93        4.66      --        --        4.19          --             5.84
Yield Plus                975,741,414   11/9/92        5.53      --        --        4.86          --             5.36
Money Market            5,072,785,990    5/2/88        5.17      --        --        5.86         5.05%           5.06
Government                788,674,674    3/1/91        5.11      --        --        4.52         5.01            4.99

     The performance data relating to the Underlying Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Funds or the Life Solutions Funds.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to authorize the Life Solutions Funds declare and pay dividends annually from net investment income, if any. The Board of Trustees intends to authorize distributions of net short-term and long-term capital gains annually, generally in late October. Distributions will be declared from net short-and long-term capital gains, if any. It is intended that an additional distribution may be declared and paid in December if required for the Life Solutions Funds to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the Life Solutions Funds and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     In addition, the LifeSolutions Funds receive capital gain distributions from the Underlying Funds. Capital gain distributions may be expected to vary considerably from time to time.

     Income dividend and capital gain distributions will be reinvested in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal Service cannot properly deliver Life Solutions Fund mailings to an investor, the Life Solutions Fund will terminate the investor's election to receive dividends and other distributions in cash. Thereafter, subsequent dividends and other distributions will be automatically reinvested in additional shares of the relevant Life Solutions Fund until the investor notifies the Investment Company in writing of the correct address and request in writing that the election to receive dividends and other distributions in cash be reinstated.

     Any dividend or capital gain distribution paid by the Life Solutions Fund shortly after a purchase of shares will reduce the per share net asset value of the Life Solutions Funds by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.

     Distribution Option. Investors can choose from four different distribution options as indicated on the account Application:

     -- Reinvestment Option--Income dividend and capital gain distributions will be automatically reinvested in additional shares of a Life Solutions Fund. If the investor does not indicate a choice on the Application, this option will be assigned.

     -- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each income dividend distribution.

     -- Cash Option--A check or wire will be sent for each income dividend and capital gain distribution.

     -- Direct Dividends Option--Income dividend and capital gain distributions will be automatically invested in an identically registered Life Solutions Fund of your choice.

                                      TAXES

     The following discussion is only a summary of certain federal income tax issues generally affecting the Life Solutions Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in a Life Solutions Fund with the investor's tax advisor.

     The Life Solutions Funds intend to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As RICs, the Life Solutions Funds will not be subject to federal income taxes to the extent they distribute their net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Life Solutions Funds' net investment income and capital gain net income. The Life Solutions Funds may be subject to nominal, if any, state and local taxes.

For Taxable Shareholders
------------------------

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares and whether paid in cash or additional shares. The Life Solutions Funds may incur additional capital gains on the sale of their investments in the Underlying Funds if the Life Solutions Funds rebalance their portfolios. Dividends and distributions may also be subject to state or local taxes.

     The sale of Life Solutions Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of Life Solutions Funds of a mutual fund). Any loss incurred on the sale or exchange of Life Solutions Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Each Life Solutions Fund is required to withhold a legally determined portion of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     Foreign Income Taxes (Active International and Emerging Markets only). Investment income received by the Underlying Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

     Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

             VALUATION OF LIFE SOLUTIONS AND UNDERLYING FUND SHARES

     Net Asset Value Per Share of the Life Solutions Funds. Net asset value per share is computed by dividing the current value of the Life Solutions Funds' assets, less its liabilities, by the number of shares of the Life Solutions Funds outstanding and rounding to the nearest cent. The Life Solutions Funds determine net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business.

     Frequency of Valuation of Underlying Fund Securities. Except as noted below, the Underlying Funds determine net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business.

     The Government Fund determines net asset value twice each business day, as of 12:00 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day for the Money Market and Government Funds is one on which the New York Stock Exchange and Federal Reserve are open for business.

     Valuation of Non-Money Market Underlying Fund Securities. With the exceptions noted below, the Underlying Funds value portfolio securities at "market value." This generally means that the equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by Custodian to reflect the market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale, best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

     Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that amortized cost does not represent their market value. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

     Valuation of Underlying Money Market Fund Securities. The Money Market and Government Funds seek to maintain a $1.00 per share net asset value and, accordingly, use the amortized cost valuation procedure to value their portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


                     PURCHASE OF LIFE SOLUTIONS FUND SHARES

     Minimum Initial and Subsequent Investments and Account Balance. Each Life Solutions Fund requires a minimum initial investment of $1,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in a Life Solutions Fund may be subject to redemption at the Life Solutions Fund's discretion if the account balance is less than $1,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $1,000 minimum. Failure to bring the account balance to $1,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. IRA accounts are not subject to the $1,000 minimum account balance requirement. The Life Solutions Funds reserve the right to reject any purchase order. Investors purchasing Life Solutions Fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

     Offering Dates and Times. Life Solutions Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. To be effective on the date received, purchase orders in good form (described below) and payments for Fund shares in Federal funds (or converted to Federal funds) must be received by the Transfer Agent prior to 4:00 p.m. Eastern time (or, if pursuant to a shareholder servicing arrangement, prior to 9:00 a.m. Eastern time on the next succeeding business day).

     The Life Solutions Funds reserve the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4:00 p.m. Eastern time (or, if pursuant to a shareholder servicing arrangement, prior to 9:00 a.m. Eastern time on the next succeeding business day).

     Order and Payment Procedures. There are several ways to invest in the Life Solutions Funds. The Life Solutions Funds require a purchase order in good form, which consists of a completed and signed Application for each new account regardless of the investment method. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at (800) 647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317.

     Mail. For new accounts, please mail the completed Application and check in the return envelope provided. Additional investments should also be made by check. Investors must include the Life Solutions Fund name and account number on their checks, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds (or in the case of a retirement account, the check should be payable to the account's custodian or trustee). All purchase requests should be mailed to one of the following addresses:

           Regular Mail:               Registered, Express or Certified Mail:

           SSgA Funds                  SSgA Funds
           P.O. Box 8317               2 Heritage Drive
           Boston, MA  02266-8317      North Quincy, MA  02171

     All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted. Normally, checks are converted to Federal funds within two business days following receipt of the check. A purchase cannot be effective until Federal funds are received. When purchases are made by check or periodic account investment, payment for redemptions will be withheld until the check or account clears, which may take up to 15 calendar days.

     Telephone Exchange Privilege. Subject to the Life Solutions Funds' minimum investment requirement, investors may exchange a minimum of $100 of their Life Solutions Fund shares without charge for shares of any other SSgA Fund. To use this option, contact the Customer Service Department at (800) 647-7327. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made over the phone if the registrations of the two accounts are identical. If the shares of the Life Solutions Fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the Life Solutions Fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder.

     Federal Funds Wire. An investor may purchase shares by wiring federal funds to State Street, as Transfer Agent, by:

     1. Telephoning the Customer Service Department at (800) 647-7327 between the hours of 8 a.m. and 4 p.m. Eastern time, and stating: (a) the investor's account registration number, address and social security or tax identification number; (b) the name of the Life Solutions Fund in which the investment is to be made and the account number; and (c) the amount being wired.

     2.   Instructing the wiring bank to wire federal funds to:

                  State Street Bank and Trust Company
                  225 Franklin Street, Boston, MA  02110
                  ABA #0110-0002-8
                  DDA #9904-631-0
                  SSgA Life Solutions (Name of Fund) Fund(s)
                  Account Number and Registration

     Failure to properly identify all wires, checks and transfers as indicated above may cause the Transfer Agent to delay, reject and or incorrectly apply the settlement of an investor's purchase.

     Systematic Investment Plan. Investors can make regular investments in the Life Solutions Funds with the Systematic Investment Plan by completing the appropriate section of the Application and attaching a voided personal check. Investors may make investments monthly, quarterly or annually by deducting $100 or more from their bank checking accounts. An investor may change the amount or stop systematic purchase at any time by calling the Customer Service Department at (800) 647-7327. Investors must meet the minimum initial requirement per Fund before establishing the Systematic Investment Plan. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

     Systematic Exchange. The Life Solutions Funds offer the option of having a set amount exchanged within the SSgA Funds for accounts with identical registrations. Investors can choose the date, the frequency (monthly, quarterly or annually) and the amount. Exchanges may be done among the SSgA Funds once the initial investment per Life Solutions Fund has been satisfied.

     Third Party Transactions. Investors purchasing Life Solutions Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment advisor or others, may be required by the intermediary to pay additional fees. Investors should contact the intermediary for information concerning what additional fees, if any, may be charged.


                    REDEMPTION OF LIFE SOLUTIONS FUND SHARES

     Life Solutions Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. Redemption requests must be received prior to 4:00 p.m. Eastern time (or, if pursuant to a shareholder servicing arrangement, prior to 9:00 a.m. Eastern time on the next succeeding business day) in order be effective on the date received. Payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Payment for redemption of shares by check may be withheld for up to 15 days after the date or purchase to assure that the check is honored.

     Telephone Redemption. Shareholders may normally redeem Life Solutions Fund shares by telephoning the Customer Service Department at (800) 647-7327 between 8:00 a.m. and 4:00 p.m. Eastern time. Shareholders must complete the appropriate section of the application and attach a voided check (if applicable) before utilizing this feature. The Life Solutions Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Life Solutions Fund and the Transfer Agent will not be liable for executing instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record, if the address has not been changed within 60 days of the redemption request.

     By Wire. Proceeds exceeding $1,000 may be sent via wire transfer to the investor's pre-designated bank. Requests must be received prior to 4:00 p.m. Eastern time. The shares will be redeemed using that day's closing price, and the proceeds will be wired the following business day. Although the Life Solutions Funds do not charge a fee for this feature, the investor's bank may charge a fee for receiving the wire. Investors are advised to check with their bank before requesting this feature.

     Check. Proceeds less than $50,000 may be mailed only to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price (NAV). All proceeds by check will normally be sent the following business day. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.

     Mail. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Life Solutions Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A signature guarantee will be required if:

     1. The shareholder's address of record has changed within the past 60 days;

     2.   The shareholder is redeeming more than $50,000 worth of shares; or

     3. The shareholder is requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

     Signature guarantees can usually be obtained from the following sources:

     1. A broker or securities dealer, registered with a domestic stock exchange;

     2.   A federal savings, cooperative or other type of bank;

     3.   A savings and loan or other thrift institution;

     4.   A credit union; or

     5.   A securities exchange or clearing agency.

     Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Please contact the Customer Service Department at (800) 647-7327 for questions and further instructions.

                Seller                          Requirements for Written Requests
                ------                          ---------------------------------
      Owner of individual,           -- Letter of instruction, signed by all persons
      joint, sole                       authorized to sign for the account stating general
      proprietorship, UGMA/UTMA         titles/capacity, exactly as the account is
      (custodial accounts for           registered; and
      minors) or general partner     -- Signature guarantee, if applicable (see above).
      accounts

                                       20


                Seller                          Requirements for Written Requests
                ------                          ---------------------------------

      Owners of corporate or         -- Letter of instruction signed by authorized
      association accounts              person(s), stating capacity as indicated by the
                                        corporate resolution;
                                     -- Corporate resolution, certified within the past 90
                                        days; and
                                     -- Signature guarantee, if applicable (see above).

      Owners or trustees of          -- Letter of instruction, signed by all trustees;
      trust accounts                    If the trustees are not named in the registration,
                                        please provide a copy of the trust document certified
                                        within the past 60 days; and
                                     -- Signature guarantee, if applicable (see above).

      Joint tenancy shareholders     -- Letter of instruction signed by surviving tenant(s);
      whose  co-tenants              -- Certified copy of the death certificate;  and
      are deceased                   -- Signature guarantee, if applicable (see above).


     The Life Solutions Funds reserve the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or as determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Life Solutions and Underlying Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management.

     Advisory Agreement. Investment Company employs State Street to furnish investment services to each Life Solutions and Underlying Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $_____ billion (US) under management as of ___________________, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Montreal, Paris, Dubai, Munich and Brussels.

     The Advisor, subject to Board supervision, directs the investments of each Life Solutions and Underlying Fund in accordance with their investment objectives, policies and restrictions. The Life Solutions Funds will not be charged a fee by the Advisor. However, each Life Solutions Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Each Underlying Fund pays the Advisor a fee, calculated daily and paid monthly, that on an annual basis is equal to a certain percentage of each Underlying Fund's average daily net assets. However, the Advisory has voluntarily agreed to waive or reimburse its fees for certain Underlying Funds. The following table indicates the Advisory fees paid by each Underlying Fund as a percentage of average daily net assets (net of waivers and reimbursements) and the percentage which each Underlying Fund would have paid absent a waiver or reimbursement for the fiscal year ended August 31, 1996:

                         Advisory Fees (% of Average Daily Net Assets) for the
                                    Fiscal Year Ended August 31, 1996:
                     -----------------------------------------------------------
                     Net of Advisory Fee Waivers or   Absent the Advisory Fee
Underlying Fund              Reimbursements          Waivers or Reimbursements
---------------              --------------          -------------------------
    S&P 500 Index                0.00%                       0.10%
    Matrix Equity                0.375%                      0.75%
      Small Cap                  0.57%                       0.75%
  Growth and Income              0.40%                       0.85%
Active International             0.28%                       0.75%
  Emerging Markets               0.36%                       0.75%
     Bond Market                 0.00%                       0.30%
    Intermediate                 0.02%                       0.80%
     Yield Plus                  0.25%                       0.25%
    Money Market                 0.25%                       0.25%
US Gov't Money Market            0.25%                       0.25%

     The Glass-Steagall Act prohibits a depository state chartered bank such as the Advisor from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of the Advisor in informing its customers of the Life Solutions and Underlying Funds, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. the Advisor has been advised by its counsel that its activities in connection with the Investment Company are consistent with its statutory and regulatory obligations. The shares offered by this Prospectus are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Life Solutions Funds. If the Advisor were prohibited from serving the Life Solutions Funds in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Life Solutions Funds may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Underlying Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of _________, 1997 [date not more than 30 days from effective date], State Street held of record less than 25% [or _______%] of the aggregate issued and outstanding shares of the Underlying Funds of the Investment Company in connection with its discretionary accounts. Consequently, State Street is not [or is] deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     Under the Advisor's Code of Ethics, the Advisor's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Advisor had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Advisor.

     Life Solutions Fund Management. Agustin J. Fleites, Principal, has primary responsibility for the day-to-day management of each Life Solutions Fund. Mr. Fleites joined State Street in 1987 and is presently head of the Boston Asset Allocation group with responsibilities for portfolio management, research and product development. Mr. Fleites is a member of the SSgA Investment Committee. He established SSgA's Australia office in 1991 where, as Managing Director, he provided portfolio management services, client support, and developed new client relationships. Prior to moving to Australia, Mr. Fleites was a portfolio manager in the active international equity group where he was responsible for managing several commingled and separately managed active equity funds and global equity derivatives. Mr. Fleites is credited with the successful development and implementation of SSgA's asset allocation strategy. He is a graduate of the Wharton School of the University of Pennsylvania with a concentration in finance and multinational management and received his MBA in Finance from Babson College. There is one other person who assists in the management of the Life Solutions Funds.

     Administration Agreement. Frank Russell Investment Management Company ("FRIMCo" or "Administrator") serves as the Life Solutions and Underlying Funds' administrator. The Administrator currently serves as investment manager and administrator to 27 mutual funds with assets of $____ billion as of _________, and acts as administrator to 20 mutual funds, including the Life Solutions Funds presented in this Prospectus, with assets of $___ billion as of ________.

     Pursuant to the Administration Agreement with Investment Company, the Administrator will: (1) supervise all aspects of the Life Solutions Funds' operations; (2) provide the Life Solutions Funds with administrative and clerical services, including the maintenance of certain of the Life Solutions Funds' books and records; (3) arrange the periodic updating of the Life Solutions Funds' prospectuses and any supplements thereto; (4) provide proxy materials and reports to Life Solutions Fund shareholders and the Securities and Exchange Commission; and (5) provide the Life Solutions Funds with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Underlying Funds pay the Administrator a combined fee that on an annual basis is equal to the percentages stated below of their average aggregate daily net assets. The Life Solutions Funds will not be charged a fee by the Administrator. Instead, the Administrator will assess administration fees on the Underlying Funds. Each Life Solutions Fund will pay indirectly its proportionate share of the following:

     --   All Underlying Funds (except Active International and Emerging
          Markets)

          --   To and including $500 million--.06%;

          --   Over $500 million to and including $1 billion--.05%; and

          --   Over $1 billion--.03%.

     --   Active International and Emerging Markets

          --   To and including $500 million--.07%;

          --   Over $500 million to and including $1 billion--.06%;

          --   Over $1 billion to and including $1.5 billion--.04%; and

          --   Over $1.5 billion--.03%.

     The percentage of the fee paid by the each Underlying Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Underlying Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios, including the Life

Solutions Funds. Further, the administration fee paid by the Underlying
Funds will be reduced by the sum of certain distribution related expenses (up to a maximum of 10% of the asset-based administration fee listed above).

     The Administrator also provides administrative services in connection with the registration of shares of the Life Solutions Funds and the Underlying Funds with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

     Distribution Services and Shareholder Servicing Arrangements. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor for all Investment Company portfolio shares, including the Life Solutions Funds.

     The Life Solutions and Underlying Funds have also adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Life Solutions and Underlying Funds' average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Life Solutions and Underlying Fund shares including: (1) payments made to certain broker-dealers, investments advisors and other third party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Life Solutions Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include the Advisor ("Service Organizations"), to provide shareholder servicing with respect to Life Solutions Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: (1) answering inquiries regarding a Life Solutions Fund; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records;
(5) processing purchase and redemption transactions; (6) providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; (7) arranging for bank wires transferring customers' funds; and (8) such other services as the customers may request in connection with the Life Solutions Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from a Life Solutions Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of a Life Solutions Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     Payments to Distributor, as well as payments to Service Organizations from a Life Solutions Fund, are not permitted by the Plan to exceed .25% of a Life Solutions Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. A Life Solutions Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service
Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                          LIFE SOLUTIONS FUND EXPENSES

     The Life Solutions Funds will pay all of their expenses other than those expressly assumed by the Advisor and the Administrator. Expenses include: (1) distribution and shareholder servicing; (2) amortization of deferred organizational costs; (3) taxes, if any; (4) expenses for legal, auditing and financial accounting services; (5) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (6) custodian fees; (7) expense of issuing and redeeming Life Solutions Fund shares; (8) the cost of registering Life Solutions Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Advisor or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Life Solutions Funds. Certain expenses not directly attributable to any one Life Solutions Fund but applicable to all Life Solutions Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Life Solutions Fund based on each Life Solutions Fund's net assets.

                            PERFORMANCE CALCULATIONS

Yield

     The Money Market, Government, Yield Plus, Bond and Intermediate Funds may from time to time advertise their yields. Yield for each Fund is calculated as follows:

     Money Market and Government Funds. The yield of each Fund refers to the income generated by an investment in shares of these Funds over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     From time to time, the Money Market and Government Funds may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

     Bond, Yield Plus and Intermediate Funds. Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one-month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

Total Return
------------

     From time to time, each Life Solutions Fund may advertise its total return. The total return of a Life Solutions Fund is the average annual compounded rate of return from a hypothetical investment in the Life Solutions Fund over one-year, five-year and ten-year periods or for the life of the Life Solutions Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Life Solutions Fund shares, including data (as applicable to each respective Life Solutions Fund) from Lipper Analytical Services, Inc., the Bank Rate Monitor, Wall Street Journal Score Card, Morningstar, Inc., S&P 500 Index, Russell 2000 Index, MSCI EAFE Index, LBAB Index or other industry publications, business periodicals, rating services and market indices. The Life Solutions Funds may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     Custodian, Transfer Agent and Independent Accountants. State Street holds all portfolio securities and cash assets of the Life Solutions Funds and Underlying Funds, provides Life Solutions Fund and Underlying Fund recordkeeping services and serves as the Life Solutions Funds' and Underlying Funds' transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of each Life Solutions Fund and each of the Underlying Funds except as investment advisor. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

     Reports to Shareholders and Shareholder Inquiries. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus, financial statements and shareholder balances may be made by calling the Distributor at (800) 647-7327.

     Organization, Capitalization and Voting. The Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. The Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law.

     Each Life Solutions Fund share represents an equal proportionate interest in a Life Solutions Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on assets of the Life Solutions Fund as may be declared by the Board of Trustees. Life Solutions Fund shares are fully paid and nonassessable by the Investment Company and have no preemptive rights.

     Each Life Solutions Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     The Investment Company does not issue share certificates for the Life Solutions Funds. The Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                            SSgA LIFE SOLUTIONS FUNDS
                       Two International Place, 35th Floor
                           Boston, Massachusetts 02110
                        CUSTOMER SERVICE: (800) 647-7327

INVESTMENT ADVISOR, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
One International Place
Boston, Massachusetts  02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                                    APPENDIX

Investment Policies of the Underlying Funds
-------------------------------------------

     The investment policies described below reflect the Underlying and Life Solutions Funds' current policies, are not fundamental and may be changed by the Board of Trustees without shareholder approval. Descriptions below are of policies which will from time to time e used by at least 5% of a Life Solutions and Underlying Funds' net assets. For more information about some of the investment policies described below, or for information about other policies that may be used by less than 5% of the Life Solutions Funds' or the Underlying Funds' net assets, see the SAI. To the extent consistent with each Life Solutions Fund's investment objective and restrictions, the Life Solutions and Underlying Funds (as indicated) may invest in the following instruments and may use the following investment techniques:

     US Government Securities (all Underlying Funds except Active International and Emerging Markets). US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

     Repurchase Agreements (all Underlying Funds). Each Underlying Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Underlying Fund receives securities as collateral. Under a repurchase agreement, an Underlying Fund purchases securities from a financial institution that agrees to repurchase the securities at the Underlying Fund's original purchase price plus interest within a specified time (normally one business day). No Underlying Fund will invest more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Underlying Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor considers satisfactory. Should the counterparty to a transaction fail financially, an Underlying Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate an Underlying Fund.

     Forward Commitments (all Underlying Funds except Emerging Markets). The Underlying Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a portfolio of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on a portfolio's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause an Underlying Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     When-Issued Transactions (all Underlying Funds except Active International and Emerging Markets). The Underlying Funds may purchase securities on a when-issued basis. In these transactions, an Underlying Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, an Underlying Fund segregates cash and marketable securities equal in value to its when-issued commitments. Between the trade and settlement dates, an Underlying Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause an Underlying Fund to miss a price or yield considered advantageous. An Underlying Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. An Underlying Fund will invest no more than 25% of its net assets in when-issued securities.

     Variable Amount Master Demand Notes (all Underlying Funds except Active International and Emerging Markets). Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

     Asset-Backed Securities (Money Market, Bond Yield Plus and Intermediate only). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Yield Plus Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Yield Plus Fund may experience loss or delay in receiving payment and a decrease in the value of the security. The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement, and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and the Yield Plus Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments.

     Mortgage-Related Pass-Through Securities (Money Market, Government Money Market, Bond, Yield Plus and Intermediate only). The Underlying Funds stated above may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

     Zero Coupon Securities (Money Market, Government Money Market Bond, Yield Plus and Intermediate only). Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of comparable securities that pay interest periodically during the life of the instrument.

     Variable and Floating Rate Securities (Money Market, Government Money Market, Bond, Yield Plus and Intermediate only). A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

     Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs) (Money Market, Bond, Yield Plus and Intermediate only). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

     Securities Lending (all Underlying Funds except Emerging Markets). The Underlying Funds may lend portfolio securities with a value of up to 33-1/3% of each of their total assets. Such loans may be terminated at any time. An Underlying Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, an Underlying Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, an Underlying Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. an Underlying Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, an Underlying Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Advisor to be of good financial standing. In a loan transaction, an Underlying Fund will also bear the risk of any decline in value of securities acquired with cash collateral. An Underlying Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

     Futures Contracts and Options on Futures (all Underlying Funds except Money Market). For hedging purposes, including protecting the price or interest rate of a security that an Underlying Fund intends to buy, an Underlying Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract.

Upon entering into a futures contract, an Underlying Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that an Underlying Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, an Underlying Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

     Options on Securities and Securities Indices (all Underlying Funds except Money Market). The Underlying Funds may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of an Underlying Fund will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Underlying Fund's total assets. Further, an Underlying Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Underlying Fund's total assets.

     The Underlying Funds may purchase or sell options on securities indices that are comprised of securities in which the Underlying Funds may directly invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.


Risk Factors of the Underlying Funds
------------------------------------

     Futures and Options Contracts. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include:
(1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.

     Foreign Investments. Investment in securities of non-US issuers and securities denominated in foreign currencies involve investment risks that are different from those of US issuers. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, including: uncertain future political, diplomatic and economic developments; possible imposition of exchange controls or other governmental restrictions; less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investments in such securities. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties. ADRs are subject to all of the above risks, except the imposition of exchange controls, and currency fluctuations during the settlement period.

     Foreign Currency. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The Underlying Funds endeavor to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

     Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries may have political systems which are less stable than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for these securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Active International and Emerging Markets Funds invest in securities generally denominated in foreign currencies, the Life Solutions Funds investing in them may be affected by changes in currency exchange rates and exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Active International and Emerging Markets Funds' securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Some emerging market currencies may not be internationally traded. Further, some emerging market currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Active International and Emerging Markets Funds' investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

                        SSgA(SM) LIFE SOLUTIONS(SM) FUNDS
                       TWO INTERNATIONAL PLACE, 35TH FLOOR
                                BOSTON, MA 02110
                                 (800) 647-7327

                       STATEMENT OF ADDITIONAL INFORMATION

                               ____________, 1997

SSgA Funds (the "Investment Company") is a single legal entity organized as a Massachusetts business trust. The Investment Company operates multiple, separate investment portfolios.

This Statement of Additional Information ("SAI") describes the three portfolios listed below (the "Life Solutions Funds"), each of which invests in different combinations of other Investment Company portfolios (the "Underlying Funds"). The Underlying Funds each invest in different combinations of stocks, bonds and cash equivalents. As of the date of this SAI, the Investment Company offers in a single prospectus dated ____________, 1997, the following Life Solutions Funds:

                      Life Solutions Income and Growth Fund
                          Life Solutions Balanced Fund
                           Life Solutions Growth Fund

This SAI supplements or describes in greater detail information concerning the Investment Company, the Life Solutions Funds and the Underlying Funds contained in the Prospectus of the Life Solutions Funds. This SAI is not a prospectus; the SAI should be read in conjunction with the Life Solutions Funds' Prospectus. The Prospectus may be obtained without charge by telephoning or writing the Investment Company at the number or address shown above.

Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                         Page

STRUCTURE AND GOVERNANCE.................................................
    Organization and Business History....................................
    Shareholder Meetings.................................................
    Controlling Shareholders.............................................
    Principal Shareholders...............................................
    Trustees and Officers................................................

OPERATION OF THE INVESTMENT COMPANY......................................
    Service Providers....................................................
    Advisor..............................................................
    Administrator........................................................
    Money Managers.......................................................
    Distributor..........................................................
    Custodian and Transfer Agent.........................................
    Independent Accountants..............................................
    Distribution Plan....................................................
    Federal Law Affecting State Street...................................
    Valuation of the Life Solutions Fund Shares..........................
    Brokerage Practices..................................................
    Portfolio Turnover Rates.............................................
    Total Return Quotations..............................................
    Yield................................................................

INVESTMENTS
    Investment Restrictions..............................................
    Investment Practices of the Underlying Funds.........................
    Investment Policies..................................................
    Hedging Strategies and Related Investment Techniques.................

TAXES....................................................................

APPENDIX:  DESCRIPTION OF SECURITIES RATINGS.............................

                            STRUCTURE AND GOVERNANCE

     Organization and Business History. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended. Investment Company is authorized to issue shares of beneficial interest, par value $.001 per share, which may be divided into one or more series, each of which evidences pro rata ownership interest in a different investment portfolio, or "Fund." The Trustees may create additional Life Solutions and Underlying Funds at any time without shareholder approval.

      The Life Solutions Funds were not offered for public investment prior to the date of this SAI. The Underlying Funds commenced operations on the date set forth opposite the respective Fund's name:

           Underlying Fund                                Inception Date
           ---------------                                --------------
    SSgA S&P 500 Index Fund                              December 30, 1992
    SSgA Small Cap Fund                                     July 1, 1992
    SSgA Matrix Equity Fund                                 May 4, 1992
    SSgA Growth and Income Fund                          September 1, 1993
    SSgA Emerging Markets Fund                             March 1, 1994
    SSgA Active International Fund                         March 7, 1995
    SSgA Bond Market Fund                                 February 7, 1996
    SSgA Intermediate Fund                               September 1, 1993
    SSgA Yield Plus Fund                                  November 9, 1992
    SSgA Money Market Fund                                  May 2, 1988
    SSgA US Government Money Market Fund                   March 1, 1991

     As of the date of this SAI, in addition to the Underlying Funds, the Investment Company is comprised of the following additional investment portfolios, each of which commenced operations on the date set forth opposite the portfolio's name:

    Additional Investment Company Portfolios              Inception Date
    ----------------------------------------              --------------
    SSgA US Treasury Money Market Fund                   December 1, 1993
    SSgA Prime Money Market Fund                        February 22, 1994
    SSgA Tax Free Money Market Fund                      December 1, 1994
    SSgA US Treasury Obligations Fund                           *
    SSgA International Pacific Index Fund                       *
    SSgA Real Estate Equity Fund                                *

     *As of the date of this Statement of Additional Information, these portfolios have not commenced operations.

     The Investment Company offers shares of beneficial interest in its other portfolios, including the Underlying Funds, in prospectuses separate from this SAI. Prospectuses for all Investment Company portfolios may be obtained by calling the distributor, Russell Fund Distributors, Inc., at (800) 647-7327 or at its Internet Web Site at http://www.SSgAfunds.com.

     Investment Company is authorized to divide shares of any series into two or more classes of shares. The shares of each Life Solutions and Underlying Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase fund provisions and conditions under which any Life Solutions and Underlying Fund may have separate voting rights or no voting rights. Each class of shares of a Life Solutions or Underlying Fund is entitled to the same rights and privileges as all other classes of that Life Solutions or Underlying Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Life Solutions and Underlying Fund's portfolio securities. Shares of the Money Market and US Government Money Market Funds are divided into Classes A, B and C. As of the date of this SAI, Classes B and C are not operational or offered for sale to the public.

      Any amendment to the Master Trust Agreement that would materially and adversely affect shareholders of Investment Company as a whole, or shareholders of a particular Life Solutions or Underlying Fund, must be approved by the holders of a majority of the shares of Investment Company or the Fund, respectively. All other amendments may be effected by Investment Company's Board of Trustees.

     Under certain unlikely circumstances, and as is the case with any Massachusetts business trust, a shareholder of a Life Solutions or Underlying Fund may be held personally liable for the obligations of a Life Solutions or Underlying Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, or other undertaking of the Life Solutions or Underlying Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that the Life Solutions or Underlying Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Life Solutions or Underlying Fund and satisfy any judgment thereon. Thus, the risk to shareholders of incurring financial loss beyond their investments is limited to circumstances in which the Life Solutions or Underlying Fund itself would be unable to meet its obligations.

     Shareholder Meetings. Investment Company will not have an Annual Meeting of Shareholders. Special Meetings may be convened: (1) by the Board of Trustees;
(2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board's failure to honor the shareholders' request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

     Controlling Shareholders. The Trustees have the authority and responsibility to manage the business of Investment Company. Trustees hold office until they resign or are removed by, in substance, a vote of two-thirds of Investment Company shares outstanding. However, in connection with State Street Bank and Trust Company's ("State Street") securities lending program and investment accounts over which State Street has discretionary authority, State Street holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities. Such collateral may be invested in Investment Company shares from time to time. Shares representing such investments are held of record by State Street, who retains voting control of such shares. As of __________, 1997, State Street held beneficially and of record _____% [or less than 25%] of Investment Company's shares in connection with various lending portfolios and, consequently, is [not] deemed to be a controlling person of Investment Company for purposes of the 1940 Act. State Street also acts as Investment Company's investment advisor, transfer agent and custodian.

     Principal Shareholders. As of February 28, 1997, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Underlying Funds:

     SSgA S&P 500 Index Fund:

     -- Energy Insurance Mutual Limited, 6200 Courtney Campbell Cswy, Suite 510, Tampa, FL 33607-5900--14.68%;

     -- American Home Assurance Co., AIG Global Investors Inc., 1 World Financial Center, 200 Liberty Street, 19th Floor, New York, NY 10281-1003--15.16%;

     -- Scudder Trust Co. TTEE Scudder Stock Index Fund, Scudder Trust Co. Trust Department, Two International Place, Boston, MA
          02110-4104--7.04%;

     -- State Street Bank and Trust Company, TTEE Alcatel Network System, One Enterprise Drive, Quincy, MA 02171-2126--6.50%.

     SSgA Small Cap Fund:

     -- State Street Bank and Trust Company, TTEE State Street Solutions Q3N, PO Box 1389, Boston, MA 02104-1389--13.14%;

     -- State Street Retirement CM01, 661, PO Box 351, Boston, MA 02101-0351--17.97%.

     SSgA Matrix Equity Fund:

     -- State Street Bank and Trust Company, TTEE FBO Workers Rehab and Comp Corp., Two International Place, 34th Floor, Boston, MA 02110--8.23%;

     -- Royal Trust Corp. Of Canada, TTEE Xerox Canada Inc. Employee Retirement Plan, 77 King Street W., 7th Floor, Toronto, Ontario, Canada M5W1P9--7.48%;

     -- State Street Bank and Trust Company, TTEE State Street Solutions Q3N, PO Box 1389, Boston, MA 02104-1389--10.85%;

     -- State Street Bank and Trust Company, TTEE Alcatel Network System, One Enterprise Drive, Quincy, MA 02171-2126--14.27%;

     -- Boston Edison VEBA, P156, 800 Boyleston St. P354, Boston, MA 02199-8001--12.07%.

     SSgA Growth and Income Fund:

     -- State Street Bank and Trust Company, TTEE State Street Solutions Q3N, PO Box 1389, Boston, MA 02104-1389--22.88%;

     -- State Street Bank and Trust Company, IA06 SSPLAN 661, 225 Franklin Street, Quincy, MA 02169-7833--23.01%.

     SSgA Emerging Markets Fund:

     -- Charles Schwab & Co., Inc. 101 Montgomery St., San Francisco, CA 94104-4122--58.74%.

     SSgA Active International Fund:

     -- State Street Bank and Trust Company, TTEE State Street Solutions Q3N, PO Box 1389, Boston, MA 02104-1389--10.29%.

     SSgA Bond Market Fund:

     -- State Street Bank and Trust Company, Agent, Bryn Mawr Gift Annuity Fund, PO Box 9842, Boston, MA 02209-9242--5.19%;

     -- State Street Bank and Trust Company, Agent, Wellesley College TTEE, Wellesley College Give Annuity, 225 Franklin St., M/3, Boston, MA 02110-2804--9.63%;

     -- State Street Bank and Trust Company, Agent, Lafayette College GAF, PO Box 9242, Boston, MA 02209-9242--7.63%.

     SSgA Intermediate Fund:

     -- Boston Latin School Foundation, 41 West St., 6th Fl., Boston, MA 02111--5.45%; -- State Street Bank and Trust Company, TTEE State Street Solutions Q3N, PO Box 1389, Boston, MA 02104-1389--26.67%;

     -- Julie Lane Gay/Craig M. Gay JTWROS, 3420 East 43rd Ave, Vancouver, BC Canada V6N3J7--5.27%.

     SSgA Yield Plus Fund:

     -- International Clearing Stock Loan, Russell Fund Distributors, Inc., Two International Place, Boston, MA 02110-4104--16.82%;

     --   SSgA CM18, 225 Franklin Street, Boston, MA 02110-2804--55.96%.

     SSgA Money Market Fund:

     -- Ameritech VEBA Trust, 225 West Randolph St., Chicago, IL 60606-1824--9.72%.

     SSgA US Government Money Market Fund:

     -- State Street Bank and Trust Company, Attn: Marie Tardif, Newport Office Park, 108 Myrtle St AH3, N. Quincy, MA 02171-1753--11.48% (2345148-7); 5.32% (2347512-0); 21.34% (2348606-7);

     -- Algemeenburgerlijk Pension Fund 5H03 105, 1 Enterprise Drive, N. Quincy, MA 02171-2126--14.11%;

     -- Pru Welfare Union Fixed BR15 PFIA 700, 2 Concourse Parkway, Suite 500; Atlanta, GA 30328-5586--6.85%.

      The Trustees and officers of Investment Company, as a group, own less than 1% of Investment Company's voting securities.

     Trustees and Officers. Investment Company officers, all of whom are employed by, and are officers of, Administrator or its affiliates, are responsible for the day-to-day management and administration of the Life Solutions and Underlying Funds' operations. Investment Company's officers and employees are paid by Administrator or its affiliates.

     The Board of Trustees is responsible for overseeing generally the operation of the Life Solutions and Underlying Funds. Trustees who are not officers or employees of State Street or its affiliates are paid an annual fee and are reimbursed for travel and other expenses they incur in attending Board meetings. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of Investment Company expenses. The table below shows the compensation paid to Trustees by Investment Company:


                                        Total Annual Compensation
                Trustee                 from Investment Company
                -------                 -----------------------
            Lynn L. Anderson                       $0
            William L. Marshall                 $49,000
            Steven J. Mastrovich                $49,000
            Patrick J. Riley                    $49,000
            Richard D. Shirk                    $49,000
            Bruce D. Taber                      $49,000
            Henry W. Todd                       $49,000

     The following lists Investment Company's Trustees and officers, their positions with Investment Company, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with Investment Company. The mailing address for all Trustees and officers affiliated with Investment Company is the SSgA Funds, 909 A Street, Tacoma, WA 98402.

      An asterisk (*) indicates that a Trustee is an "interested person" of the Investment Company, as defined in the 1940 Act.

     *Lynn L. Anderson, Trustee, Chairman of the Board and President. Born 4/22/39. Chairman of the Board and Chief Executive Officer, Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Director, President and Chief Executive Officer, Frank Russell Investment Company and Frank Russell Trust Company; Director and President, Russell Insurance Funds; Director and Chairman, Frank Russell Company (Delaware); Director, Frank Russell Investments (Ireland) Limited and Frank Russell Investment Company PLC.

     William L. Marshall, Trustee. Born 12/12/42. 33 West Court Street, Doylestown, PA 18901. Chief Executive Officer and President, Wm. L. Marshall Associates, Inc. (a registered investment advisor and provider of financial and related consulting services); Certified Financial Planner; Member, Registry of Financial Planning

Practitioners; and Advisory Committee, International Association for Financial Planning Broker-Dealer Program. Member, Institute of Certified Financial Planners. Registered Representative for Securities with FSC Securities Corp., Marietta, Georgia.

     *Steven J. Mastrovich, Trustee. Born 11/3/56. 1 Financial Center, Boston, MA 02109. Partner, Brown, Rudnick, Freed & Gesmer (law firm). 1990 to 1994, Partner, Warner & Stackpole (law firm).

     Patrick J. Riley, Trustee. Born 11/30/48. 21 Custom House Street, Boston, MA 02110. Partner, Riley, Burke & Donahue (law firm).

     Richard D. Shirk, Trustee. Born 10/31/45. 3350 Peachtree Road, N.E., Atlanta, GA 30326. President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia.

     *Bruce D. Taber, Trustee. Born 4/25/43. 26 Round Top Road, Boxford, MA 01921. Senior Application Engineer, General Electric Industrial Systems. Prior to that, President, A.B. Reed, Inc. - Engineers, Architects, Planners. Prior to that, Vice President, Instrumentation and Controls, A.B. Reed., Inc.

     Henry W. Todd, Trustee. Born 5/4/47. 111 Commerce Drive, Montgomeryville, PA 18936. President and Director, Zink & Triest Co., Inc. (dealer in vanilla flavor materials); Director, A.M. Todd Co., and Flavorite Laboratories.

     J. David Griswold, Vice President and Secretary. Born 8/24/57. Assistant Secretary and Associate General Counsel, Frank Russell Investment Management Company, Russell Fund Distributors, Inc., Frank Russell Capital Inc., Frank Russell Company and Russell Fiduciary Services Company; Director, Secretary and Associate General Counsel, Frank Russell Securities, Inc.; Secretary, Frank Russell Canada Limited/Limitee.

     George W. Weber, Senior Vice President, Fund Treasurer and Principal Accounting Officer. Born 6/3/51. From March 1993 to January 1996, Vice President of Operations and Fund Management of J.P. Morgan; from December 1985 to March 1993, Senior Vice President of Operations of Frank Russell Investment Company, the Laurel Funds and the Seven Seas Series Fund; Director of Operations, Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.


                         OPERATION OF INVESTMENT COMPANY

     Service Providers. Most of the Life Solutions and Underlying Fund's necessary day-to-day operations are performed by separate business organizations under contract to Investment Company. The principal service providers are:

Investment Advisor, Custodian
           and Transfer Agent:  State Street Bank and Trust Company
------------------------------  -----------------------------------
                Administrator:  Frank Russell Investment Management Company
                  Distributor:  Russell Fund Distributors, Inc.
      Independent Accountants:  Coopers & Lybrand, L.L.P.

     Each Life Solutions Fund, as a shareholder of the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds.

     Advisor. State Street Bank and Trust Company ("State Street" or "Advisor") serves as the Life Solutions and Underlying Funds' investment Advisor pursuant to an Advisory Agreement dated April 12, 1988 ("Advisory Agreement"). State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street's address is 225 Franklin Street, Boston, MA 02110.

     Under the Advisory Agreement, Advisor directs the Life Solutions Fund's investments in accordance with their investment objectives, policies and limitations. The Life Solutions Funds do not pay Advisory fees. However, as consideration for the Advisor's services to the Underlying Funds, the Advisor receives from each of the Underlying Funds an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Underlying Fund's average daily net assets during the month:

           SSgA S&P 500 Index Fund                  0.10%
           SSgA Small Cap Fund                      0.75%
           SSgA Matrix Equity Fund                  0.75%
           SSgA Growth and Income Fund              0.85%
           SSgA Emerging Markets Fund               0.75%
           SSgA Active International Fund           0.75%
           SSgA Bond Market Fund                    0.30%
           SSgA Intermediate Fund                   0.80%
           SSgA Yield Plus Fund                     0.25%
           SSgA Money Market Fund                   0.25%
           SSgA US Government Money                 0.25%
             Market Fund

     The following table shows the expenses accrued by the Underlying Funds for Advisory services for the past three fiscal years:

                       Advisory Expenses Accrued by Underlying Funds
                           for the Fiscal Years Ended August 31:
                       ---------------------------------------------
                Underlying Fund            1994          1995            1996
                ---------------            ----          ----            ----

       SSgA S&P 500 Index Fund         $   312,299   $   391,746    $   609,089
       SSgA Small Cap Fund                  66,689        71,087        276,229
       SSgA Matrix Equity Fund             763,198     1,198,153      1,755,268
       SSgA Growth and Income Fund         152,809       280,417        437,548
       SSgA Emerging Markets Fund           63,417       321,920        709,651
       SSgA Active International Fund           --        46,488        294,486
       SSgA Bond Market Fund                    --            --         38,564
       SSgA Intermediate Fund              116,810       198,032        332,599
       SSgA Yield Plus Fund              3,112,787     3,256,063      3,461,407
       SSgA Money Market Fund            7,225,807     6,981,114      8,559,529
       SSgA US Government Money
         Market Fund                       748,629       970,313      1,546,062

     The Advisor has voluntarily agreed to waive or reimburse its Advisory fee for some of the Underlying Funds, which amounted to the following percentages of average daily net assets for the fiscal year ended August 31, 1996:

           SSgA S&P 500 Index Fund                .00%
           SSgA Small Cap Fund                    .57
           SSgA Matrix Equity Fund                .375
           SSgA Growth and Income Fund            .40
           SSgA Emerging Markets Fund             .36
           SSgA Active International Fund         .28
           SSgA Bond Market Fund                  .00
           SSgA Intermediate Fund                 .02
           SSgA Yield Plus Fund                   .25
           SSgA Money Market Fund                 .25
           SSgA US Government Money Market Fund   .25

     The following table shows Advisory fees waived, if any, for the Underlying Funds by the Advisor for the past three fiscal years:

           Advisory Expenses Waived by the Advisor for the Underlying Funds
                          for the Fiscal Years Ended August 31:
           ----------------------------------------------------------------
              Underlying Fund         1994          1995            1996
              ---------------         ----          ----            ----
     SSgA S&P 500 Index Fund           97,333      $391,746       $609,089
     SSgA Small Cap Fund                9,647        17,654             --
     SSgA Matrix Equity Fund          381,959       599,077        877,634
     SSgA Active International Fund        --        46,488        186,020
     SSgA Bond Market Fund                 --            --         38,564

     The following table shows Advisory fees reimbursed, if any, for the Underlying Funds by the Advisor for the past three fiscal years:

      Advisory Expenses Reimbursed by the Advisor for the Underlying Funds
                     for the Fiscal Years Ended August 31:
      --------------------------------------------------------------------
              Underlying Fund           1994         1995           1996
              ---------------           ----         ----           ----

     SSgA S&P 500 Index Fund           $157,253           --            --
     SSgA Small Cap Fund                218,188    $  57,869     $  66,461
     SSgA Growth and Income Fund         87,592      216,126       233,947
     SSgA Emerging Markets Fund          48,835      169,331       366,588
     SSgA Intermediate Fund             133,196      263,571       322,501
     SSgA US Government Money
       Market Fund                       41,975           --            --

     The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Life Solutions Fund and either a majority of all Trustees or a majority of the shareholders of the Life Solutions Fund approve its continuance. The Agreement may be terminated by Advisor or the Life Solutions Fund without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator. Frank Russell Investment Management Company
("Administrator") serves as the Life Solutions and Underlying Funds' Administrator, pursuant to an Administration Agreement dated April 12, 1988

("Administration Agreement"). The Life Solutions Funds do not pay the Administrator a fee. However, each Underlying Fund pays the Administrator for its services. A description of the services provided under the Administration Agreement and the basis for computing the administration fee is provided in the Life Solutions Fund's Prospectus. The following table shows the expenses accrued by the Underlying Funds for administration services for the past three fiscal years:

               Administration Expenses Accrued by Underlying Funds
                      for the Fiscal Years Ended August 31:
               ---------------------------------------------------
             Underlying Fund            1994            1995           1996
             ---------------            ----            ----           ----

    SSgA S&P 500 Index Fund           $ 92,892        $115,292      $171,521
    SSgA Small Cap Fund                  9,938           3,463        10,629
    SSgA Matrix Equity Fund             29,884          47,220        73,095
    SSgA Growth and Income Fund          5,222           9,796        14,921
    SSgA Emerging Markets Fund           5,168          25,877        57,122
    SSgA Active International Fund          --           3,720        23,662
    SSgA Bond Market Fund                   --              --         3,000
    SSgA Intermediate Fund               4,232           7,344        12,048
    SSgA Yield Plus Fund               366,814         384,923       384,596
    SSgA Money Market Fund             856,897         827,164       996,454
    SSgA US Government Money
      Market Fund                       88,242         113,825       179,304

     The following table shows the Administration fees of the Underlying Funds waived, if any, by the Administrator, for the past three fiscal years:


             Administration Expenses Waived by Administrator for the Underlying Funds for the Fiscal Years Ended August 31:
             -------------------------------------------------------
             Underlying Fund             1994          1995            1996
             ---------------             ----          ----            ----

    SSgA Growth and Income Fund          $412            --             --
    SSgA Active International Fund         --          $502             --
    SSgA Bond Market Fund                  --            --           $673
    SSgA Intermediate Fund                323            --             --

     The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of the Life Solutions Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by Administrator or the Life Solutions Funds without penalty upon sixty days' notice and will terminate automatically upon its assignment.

     Administrator is a wholly owned subsidiary of Frank Russell Company. Frank Russell Company was founded in 1936 and has provided comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. Frank Russell Company and its affiliates have offices in Tacoma, Seattle, New York City, Toronto, London, Tokyo, Sydney, Zurich, Paris and Auckland, and have approximately 1,100 officers and employees. Administrator's and Frank Russell Company's mailing address is 909 A Street, Tacoma, WA 98402.

     Distributor. Russell Fund Distributors, Inc. ("Distributor") serves as the distributor of Life Solutions and Underlying Fund shares pursuant to a Distribution Agreement dated April 12, 1988 ("Distribution Agreement"). Distributor is a wholly owned subsidiary of Administrator. Distributor's mailing address is Two International Place, 35th Floor, Boston, MA 02110.

     Custodian and Transfer Agent. State Street serves as the custodian ("Custodian") and transfer agent ("Transfer Agent") for Investment Company. State Street also provides the basic portfolio recordkeeping required by Investment Company for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following with respect to the Underlying Funds: custody services--a fee payable monthly on a pro rata basis, based on the following percentages of average daily net assets of each Underlying Fund: $0 up to $1.5 billion--0.02%, over $1.5 billion--0.015% (for purposes of calculating the break point, the assets of all Investment Company portfolios are aggregated); securities transaction charges from $6.00 to $25.00 per transaction; Eurodollar transaction fees ranging from $110.00 to $125.00 per transaction; monthly pricing fees of $375.00 per Investment Portfolio and from $4.00 to $16.00 per security, depending on the type of instrument and the pricing service used; transfer agent services of $1.50 per shareholder transaction and a multiple class fee of $18,000 per year for each additional class of shares; and yield calculation fees of $350.00 per non-money market portfolio per year. With respect to the Life Solutions Funds, the Custodian is paid the following fees: Accounting fee, daily priced-$1,000 per month; Accounting fee, monthly priced-$500.00 per month; and Transactions-$5.00 each. Additionally, a balance credit will be applied against the above fees (excluding out-of-pocket expenses). The credit is based on 50% of the average 90-day Treasury Bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed. State Street is reimbursed by the Life Solutions and Underlying Funds for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes, and freight.

     Independent Accountants. Coopers & Lybrand L.L.P. serves as the Investment Company's independent accountants. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards, a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

     Distribution Plan. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which the Life Solutions Funds may, directly or indirectly, bear distribution and shareholder servicing expenses. The Rule provides that the Life Solutions Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Life Solutions Funds have adopted an active distribution plan (the "Plan"), which is described in the Life Solutions Fund's Prospectus. Further, the Underlying Funds have adopted an active distribution plan.

     The Plan provides that the Life Solutions Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for the Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Funds may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

     The following table shows the expenses accrued by the Underlying Funds to Russell Fund Distributors, Inc., as Distributor, for the past three fiscal years ended August 31:

                        Distribution Expenses Accrued by Underlying Funds
                              for the Fiscal Years Ended August 31:
                        -------------------------------------------------
             Underlying Fund          1994           1995               1996
             ---------------          ----           ----               ----

    SSgA S&P 500 Index Fund         $121,802       $153,822          $134,689
    SSgA Small Cap Fund               18,203         25,754            25,184
    SSgA Matrix Equity Fund           52,392         94,034           103,500
    SSgA Growth and Income Fund       13,540         33,428            21,617
    SSgA Emerging Markets Fund         1,215         95,484           210,030
    SSgA Active International Fund        --          3,988            10,949
    SSgA Bond Market Fund                 --             --             2,738
    SSgA Intermediate Fund            12,543         27,531            22,007
    SSgA Yield Plus Fund             402,343        261,109           256,977
    SSgA Money Market Fund           888,413        326,928           817,506
    SSgA US Government Money
      Market Fund                    100,965         87,798           106,509

     For fiscal 1996, this amount is reflective of the following individual payments:

                                   Printing of    Compensation to    Compensation to
Underlying Fund      Advertising   Prospectuses       Dealers        Sales Personnel       Other*         Total
---------------      -----------   ------------       -------        ---------------       ------         -----
Index                  $4,997          8,717            22,478              55,382         43,115      $134,689
                                                                                                       ========
Small Cap                $259          2,729             3,114               1,213         17,869       $25,184
                                                                                                       ========
Matrix                 $1,919            158            20,239              21,143         60,041      $103,500
                                                                                                       ========
Growth and Income        $437             46                 6               4,721         16,407       $21,617
                                                                                                       ========
Emerging Markets      $12,704          4,658             2,000               8,105        182,563      $210,030
                                                                                                       ========
Active International     $290          2,397             3,326                  --          4,936       $10,949
                                                                                                       ========
Bond Market               $20             --                --                 900          1,818        $2,738
                                                                                                       ========
Intermediate             $360            130                --               3,796         17,721       $22,007
                                                                                                       ========
Yield Plus            $12,618          2,096               316             133,497        108,450      $256,977
                                                                                                       ========
Money Market          $28,605            554             9,175             310,197        468,975      $817,506
                                                                                                       ========
Government             $4,903          1,285                --              55,738         44,583      $106,509
                                                                                                       ========

-----------------
* Other expenses may include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

     Under the Plan, the Underlying Funds may also enter into agreements ("Service Agreements") with financial institutions, which may include Advisor ("Service Organizations"), to provide shareholder servicing with respect to Underlying Fund shares held by or for the customers of the Service Organizations. Such arrangements are more fully described in each Underlying Fund's prospectus under "Distribution and Shareholder Servicing."

     The following table shows the expenses accrued, if any, by the Underlying Funds to the Advisor, under a Service Agreement pursuant to Rule 12b-1, for the past three fiscal years ended August 31:

                 Expenses Accrued by Underlying Funds to Advisor
                         Pursuant to a Service Agreement
                      for the Fiscal Years Ended August 31:
                 -----------------------------------------------

             Underlying Fund             1994             1995           1996
             ---------------             ----             ----           ----

    SSgA S&P 500 Index Fund            $ 22,939         $103,181      $199,851
    SSgA Small Cap Fund                  11,505            6,245        11,505
    SSgA Matrix Equity Fund               7,456           37,186        82,427
    SSgA Growth and Income Fund           1,316           10,370        13,646
    SSgA Emerging Markets Fund            1,228           11,820        26,521
    SSgA Active International Fund           --            1,550        10,086
    SSgA Bond Market Fund                    --               --         3,214
    SSgA Intermediate Fund                1,069            7,921        10,699
    SSgA Yield Plus Fund                 91,143          506,798       320,725
    SSgA Money Market Fund              211,573        1,198,500     1,268,824
    SSgA US Government Money
      Market Fund                        21,920          127,241       241,584

     Federal Law Affecting State Street. The Glass-Steagall Act of 1933 prohibits state chartered banks such as State Street from engaging in the business of underwriting, selling or distributing securities, and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of State Street in informing its customers of the Life Solutions Funds, performing investment and redemption services, providing custodian, transfer, shareholder servicing, dividend disbursing, agent servicing and investment advisory services, may raise issues under these provisions. State Street has been advised by its counsel that its activities in connection with the Funds contemplated under this arrangement are consistent with its statutory and regulatory obligations.

     Valuation of Life Solutions Fund Shares. Net asset value per share is calculated once each business day for the Life Solutions Funds as of the close of the regular trading session on the New York Stock Exchange (currently 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The Life Solutions Funds' net asset value is determined by appraising each Fund's underlying investment (i.e., the Underlying Funds as the current net asset value per share of the Underlying Fund). Trading may occur in the Underlying Funds in debt securities and in foreign securities at times when the New York Stock Exchange is closed (including weekends and holidays or after 4:00 p.m., Eastern time, on a regular business day). Because the net asset value of the Underlying Funds will not be calculated at such times, if securities held in the Underlying Funds are traded at such times, the Underlying Funds' net asset value per share may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares, which in turn affects the net asset value of the Life Solutions Funds. Moreover, trading in securities on European and Asian exchanges and in the over-the-counter market is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in foreign markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Underlying Fund's calculation of its net asset value unless the Board of Trustees determines that the particular event would materially affect the Underlying Fund's net asset value, in which case an adjustment would be made.

     With the exceptions noted below, the Underlying Funds value portfolio securities at market value. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sell price.

     The Underlying Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Underlying Fund would receive if it sold the instrument.

     For example, in periods of declining interest rates, the daily yield on Underlying Fund shares computed by dividing the annualized daily income of the Underlying Fund's portfolio by the net asset value based upon the amortized cost valuation method may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Underlying Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

     Brokerage Practices. Since the Life Solutions Funds purchase only shares of the Underlying Funds, such transactions are effected through the Funds' Transfer Agent and are not effected through a broker. However, all portfolio transactions are placed on behalf of the Underlying Fund by Advisor. Advisor ordinarily pays commissions when it executes transactions on a securities exchange. In contrast, there is generally no stated commission on the purchase or sale of securities traded in the over-the-counter markets, including most debt securities and money market instruments. Rather, the price of such securities includes an undisclosed commission in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by Advisor. The Advisory Agreement provides, in substance and subject to specific directions from officers of Investment Company, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. Ordinarily, securities will be purchased from primary markets, and Advisor shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and other transactions on a continuing basis.

     The Advisory Agreement authorizes Advisor to select brokers or dealers to execute a particular transaction, including principal transactions, and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Underlying Fund and/or Advisor (or its affiliates). Advisor is authorized to cause the Underlying Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Underlying Fund or Advisor, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which Advisor exercises investment discretion.

     The Trustees periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Underlying Funds and review the prices paid by the Underlying Funds over representative periods of time to determine if such prices are reasonable in relation to the benefits provided to the Underlying Funds. Certain services received by Advisor attributable to a particular Underlying Fund transaction may benefit one or more other accounts for which Advisor exercises investment discretion, or an investment portfolio other than that for which the transaction was effected. Advisor's fees are not reduced by Advisor's receipt of such brokerage and research services.

     The following table shows the brokerage commissions paid by the Underlying Funds for the past three fiscal years:

                 Brokerage Commissions Paid by Underlying Funds
                      for the Fiscal Years Ended August 31:
                 ----------------------------------------------
             Underlying Fund             1994           1995           1996
             ---------------             ----           ----           ----

    SSgA S&P 500 Index Fund            $ 72,218       $139,786      $ 59,139
    SSgA Small Cap Fund                  29,889         35,824        83,140
    SSgA Matrix Equity Fund             253,652        415,381       615,372
    SSgA Growth and Income Fund              --         43,993        39,435
    SSgA Emerging Markets Fund           93,931        260,143       205,687
    SSgA Active International Fund           --         21,872        66,505
    SSgA Bond Market Fund                    --             --            --
    SSgA Intermediate Fund                   --             --            --
    SSgA Yield Plus Fund                     --             --            --
    SSgA Money Market Fund                   --             --            --
    SSgA US Government Money
      Market Fund                            --             --            --

     Of the total brokerage commissions paid by the Underlying Funds, the following table shows the amount of commissions received, if any, by an affiliated broker/dealer for the past three fiscal years:

           Brokerage Commissions Received by Affiliated Broker/Dealers
                      for the Fiscal Years Ended August 31:
           -----------------------------------------------------------
              Underlying Fund            1994           1995           1996
              ---------------            ----           ----           ----

     SSgA S&P 500 Index Fund            $ 61,638       $ 74,061      $ 11,820
     SSgA Small Cap Fund                  17,635         11,696        38,694
     SSgA Matrix Equity Fund              92,923        116,157       143,583
     SSgA Growth and Income Fund              --             --        15,495
     SSgA Emerging Markets Fund               --             --         2,726
     SSgA Active International Fund           --            306            --
     SSgA Bond Market Fund                    --             --            --
     SSgA Intermediate Fund                   --             --            --
     SSgA Yield Plus Fund                     --             --            --
     SSgA Money Market Fund                   --             --            --
     SSgA US Government Money
       Market Fund                            --             --            --

     The following table shows: (1) the percentage of brokerage commissions received by affiliated broker/dealers (in relation to the total brokerage commissions paid by the Underlying Fund); and (2) the percentage of trading activity transactions effected through an affiliated broker/dealer (in relation to total transactions effected by the Underlying Funds) for the fiscal year ended August 31, 1996:


                                         Total Brokerage Commissions        Total Transactions Effected
           Underlying Fund             Received by Affiliated B/Ds (%)       Through Affiliated B/Ds (%)
           ---------------             -------------------------------       ---------------------------

   SSgA S&P 500 Index Fund                           19.99                             11.17
   SSgA Small Cap Fund                               46.54                             32.80
   SSgA Matrix Equity Fund                           23.33                             18.13
   SSgA Growth and Income Fund                       39.29                             40.44
   SSgA Emerging Markets Fund                        1.33                               2.76
   SSgA Active International Fund                     --                                 --
   SSgA Bond Market Fund                              --                                 --
   SSgA Intermediate Fund                             --                                 --
   SSgA Yield Plus Fund                               --                                 --
   SSgA Money Market Fund                             --                                 --
   SSgA US Government Money
     Market Fund                                      --                                 --

     During the fiscal year ended August 31, 1996, the Underlying Funds purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of each Underlying Fund's 10 largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of each Underlying Fund. The holdings of the Underlying Fund's top 10 broker/dealers as of August 31, 1996, is as follows:

                           [TO BE FILED BY AMENDMENT]


                    Bear           Daiwa          Goldman        Merrill        Morgan         Paine          Salomon
Underlying Fund     Stearns        Securities     Sachs & Co.    Lynch          Stanley        Webber         Brothers
---------------     -------        ----------     -----------    -----          -------        ------         --------
S&P 500 Index
Matrix Equity
Small Cap
Emerging Markets
Bond Market
Yield Plus
Money Market
Government

     As of August 31, 1996, the Underlying Funds did not have any holdings in the following top 10 broker/dealers:

                           [TO BE FILED BY AMENDMENT]

     During the fiscal year ended August 31, 1996, the Active International, Growth and Income, Intermediate, and Emerging Markets Funds did not purchase securities issued by the regular brokers or dealers of the Fund, as defined by Rule 10b-1 of the 1940 Act.

     Portfolio Turnover Rate. The portfolio turnover rates for the Life Solutions Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. Each Life Solutions Fund's portfolio turnover rate is expected to be low. The following are the expected annual portfolio turnover rates for each Life Solutions Fund: Income and Growth Fund, ___%; Balanced Fund, ___%; and Growth Fund, ___%.

     The following table shows the portfolio turnover rate for the Underlying Funds for each of the fiscal years ended August 31:

                                Portfolio Turnover Rates
                                ------------------------
              Underlying Fund              1994          1995           1996
              ---------------              ----          ----           ----
                                            (%)           (%)           (%)
     SSgA S&P 500 Index Fund               7.97          38.56         28.72
     SSgA Small Cap Fund                   44.86        142.88         76.85
     SSgA Matrix Equity Fund              127.20        129.98         150.68
     SSgA Growth and Income Fund           36.48         39.3          38.34
     SSgA Emerging Markets Fund             --           19.77          4.36
     SSgA Active International Fund         --           7.17*         22.02
     SSgA Bond Market Fund                  --            --          313.85*
     SSgA Intermediate Fund                15.70         26.31         221.73
     SSgA Yield Plus Fund                   --            --             --
     SSgA Money Market Fund                 --            --             --
     SSgA US Government Money
       Market Fund                          --            --             --

---------------
*     Turnover rates of less than one year are annualized.

     A high turnover rate (over 100%) will: (1) increase transaction expenses which could adversely affect a Life Solutions Fund's performance; and (2) result in increased brokerage commissions, custodian fees and other transaction costs, and the possibility of realized capital gains or losses.

     Total Return Quotations. The Life Solutions Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)(n) = ERV

      where:  P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
            ERV = ending  redeemable value of a $1,000 payment made at the beginning of the 1-year, 5-year and 10-year periods at the end of the year or period

     The calculation assumes that all dividends and distributions of the Life Solutions Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts.

     The average annual total return for each applicable Underlying Fund is as follows:

                              Average Annual Total Return
                              ---------------------------
                                      One Year Ending      Inception Date to
          Underlying Fund           August 31, 1996 (%):   August 31, 1996 (%)*:
          ---------------           --------------------   ---------------------
    SSgA S&P 500 Index Fund              18.46                  14.30
    SSgA Small Cap Fund                  23.14                  19.16
    SSgA Matrix Equity Fund              14.67                  13.50
    SSgA Growth and Income Fund          13.57                  11.75
    SSgA Emerging Markets Fund
    SSgA Active International Fund       6.22                   10.33
    SSgA Bond Market Fund                 --                   (2.19)
    SSgA Intermediate Fund               4.12                   3.43
    SSgA Yield Plus Fund                 5.73                   4.79

---------------
*    Periods less than one year are not annualized.

     Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

Yield

     Some of the Underlying Funds compute yields. Yields are computed by using standardized methods of calculation required by the Securities and Exchange Commission. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                             YIELD = 2[(a-b +1)(6)-1]
                                        ---
                                        cd

      where:  a = dividends and interests earned during the period;
              b = expenses accrued for the period (net of reimbursements);
              c = average daily number of shares outstanding during the
                  period that were entitled to receive dividends; and
              d = the maximum offering price per share on the last day of the period.

     The current annualized yield of the applicable Underlying Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

               EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)]-1

     The following table shows the current 30-day yield (annualized), or current and effective 7-day yields, for the period ended August 31, 1996, for each Underlying Fund (as applicable):

                                Current            Current         Effective
       Underlying Fund       30-day Yield (%)   7-day Yield (%)  7-day Yield (%)
       ---------------       ----------------   ---------------  ---------------

   SSgA Bond Market Fund         6.05               --                --
   SSgA Intermediate Fund        6.05               --                --
   SSgA Yield Plus Fund          5.52               --
   SSgA Money Market Fund         --               5.07              5.20
   SSgA US Government Money
     Market Fund                  --               4.99              5.12

     The yield quoted is not indicative of future results. Yields will depend on the type, quality, and maturity and interest rate of instruments held by the Underlying Fund.


                                   INVESTMENTS

     The fundamental investment objective of each of the Life Solutions Funds is set forth in their Prospectus. In addition to those investment objectives, each Life Solutions Fund also has certain "fundamental" investment restrictions, which may be changed only with the approval of a majority of the shareholders of the Life Solutions Funds, and certain nonfundamental investment restrictions and policies, which may be changed by the Life Solutions Funds without shareholder approval.

Investment Restrictions
-----------------------

     The Life Solutions Funds are subject to the following investment restrictions, restrictions 1 through 11 are fundamental and restrictions 12 through 14 are nonfundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. No Life Solutions Fund will:

     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities and shares of the Underlying Funds or other investment companies). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of a Life Solutions Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Life Solutions Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Life Solutions Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, a Life Solutions Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of its total assets to secure borrowings permitted by paragraph (2) above.

     (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities and shares of the Underlying Funds), if immediately after and as a result of such investment the current market value of a Life Solutions Fund's holdings in the securities of such issuer exceeds 5% of the value of its assets.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Life Solutions Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of its total assets.

     (6) Purchase or sell commodities or commodity futures contracts except that the Life Solutions Funds may enter into futures contracts and options thereon to the extent provided in their Prospectus.

     (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Life Solutions Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (8) Engage in the business of underwriting securities issued by others, except that the Life Solutions Funds will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

     (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of a Life Solutions Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Life Solutions Funds may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

     (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Life Solutions Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     (13) Invest more than 10% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (14) Make investments for the purpose of gaining control of an issuer's management.

Investment Practices of the Underlying Funds
--------------------------------------------

     In addition to the information contained in the Life Solutions Funds' Prospectus, and each Underlying Fund's Prospectus, the following describes the investment practices for each of the Underlying Funds in which the Life Solutions Funds may invest.

     S&P 500 Index Fund ("Index Fund"). To the extent that the Index Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Index Fund's performance and the performance of the Index is anticipated in both rising and falling markets. The Index Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, before deduction of portfolio expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the Index Fund's performance to that of the Index will increase as the size of the portfolio increases. The Index Fund's ability to achieve significant correlation between portfolio and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of portfolio shares. The Advisor will monitor correlation.

Should the Index Fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.

     The Index Fund will be substantially invested in the securities included in the S&P 500 Index. However, the Index Fund may invest in cash reserves. (See "Cash Reserves" in "Investment Policies.") The Index Fund may also invest temporarily in investment grade debt securities for defensive purposes, including convertible debt securities. Other debt will typically represent less than 10% of the Fund's assets.

     Matrix Equity Fund ("Matrix Fund"). Under normal market conditions, the Matrix Fund will invest at least 65% of its total assets in equity securities. However, the Matrix Fund may invest in cash reserves. (See "Cash Reserves" in "Investment Policies.")

     In addition to the policies noted above, the Matrix Fund may invest in obligations of foreign issuers which are US dollar denominated, American Depository Receipts (ADRs), corporate bonds, debentures, notes and warrants. Investment in each of these instruments will not exceed 5% of the Fund's total assets.

     Small Cap Fund. Equity securities will be selected by the Small Cap Fund on the basis of a proprietary analytical model of Advisor. Each security will be ranked on the basis of a single measure: the momentum of Wall Street sentiment. The measure examines changes in Wall Street analyst's earnings estimates and ranks stocks by the strength and consistency of those changes. Sector and industry weight are maintained at a similar level to that of the Russell 2000(R) Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation. The Russell 2000 Index is described in more detail in the "Investment Policies."

     Under normal market conditions, the Small Cap Fund will invest at least 65% of its total assets in securities of smaller companies. However, the Small Cap Fund may invest in other equity securities and may also invest in cash reserves. (See "Cash Reserves" in "Investment Policies.") The Small Cap Fund may also invest temporarily in investment grade debt securities for defensive purposes, including convertible debt securities. Other debt will typically represent less than 10% of the Small Cap Fund's total assets.

     Growth and Income Fund. The Fund will invest at least 65% of its total assets in equity securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund will invest in publicly traded companies that are generally well-established, but may invest up to 5% of its total assets in securities of any issuer which has been in operation for less than three years. The balance of the Fund's assets may be invested in American Depository Receipts, corporate bonds, debentures and notes and other debt securities. Debt securities may include obligations of foreign issuers that are US-dollar denominated. Except for convertible securities, any debt securities purchased will have a dollar-weighted average maturity of 10 years or less. The Fund will invest in investment grade bonds rated as such by an independent rating agency or if unrated, of comparable quality as determined by the Advisor. In addition, the Fund may invest in cash reserves. (See "Cash Reserves" in "Investment Policies.")

     The Fund's portfolio strategy combines market economics with fundamental research. The Advisor begins by assessing current economic conditions and forecasting economic expectations for the coming months. The industry sectors of the S&P 500 Index are examined to determine the sector's market capitalized weighting and to identify the performance of each sector relative to the Index as a whole. A balance is determined for the portfolio, giving greater weight to market sectors that are expected to outperform the overall market. Stocks are then selected for each sector of the Fund's portfolio based on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation.

     Active International Fund ("Active International Fund"). The Active International Fund will invest at least 65% of its total assets in equity securities of foreign issuers. In addition to investment in equities, the Active International Fund may hold fixed-income instruments (including convertibles), forward contracts, cash, and cash equivalents as well as derivatives, including options on securities and securities indices and futures contracts and options on futures. However, the Active International Fund may invest in cash reserves. (See "Cash Reserves" in the "Investment Policies.")

     Of the fixed-income instruments used by the Active International Fund, less than 5% will be considered lower than investment-grade. Such securities are regarded as speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Therefore, such securities are sometimes referred to as "junk bonds."

     Emerging Markets Fund. The Fund may invest in debt securities, including instruments issued by emerging market companies, governments and their agencies, and convertible debt securities. Debt securities will typically represent less than 10% of Fund assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities (also referred to as "junk bonds") may include obligations that are in default or that face the risk of default with respect to principal or interest.

     Bond Market Fund ("Bond Fund"). The Bond Fund may invest in fixed-income securities to achieve its investment objective. In periods of declining interest rates, the Bond Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Bond Fund may tend to be lower. Also when interest rates are falling, the inflow of new money to the Bond Fund from the continuous sales of its shares will likely be invested in portfolio instruments producing lower yield than the balance of the Bond Fund's portfolio, thereby reducing the yield of the portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of the Bond Fund investing in fixed-income securities also may change as general levels of interest rates fluctuate. When interest rates increase, the value of a portfolio of fixed-income securities can be expected to decline. Conversely, when interest rates decline, the value of a portfolio of fixed-income securities can be expected to increase.

     The Bond Fund limits its portfolio investments in corporate notes and bonds to those that are rated investment-grade by an NRSRO or, if unrated, are determined by the Advisor to be of comparable quality. Commercial paper must be rated in one of the two highest categories by at least one NRSRO or, if unrated, are determined by the Advisor to be of comparable quality. Investment-grade securities include securities rated Baa3 by Moody's or BBB- by Standard & Poor's ("S&P") (and securities of comparable quality), which securities have speculative characteristics. If a security is downgraded and is no longer investment grade, the Bond Fund may continue to hold the security if the Advisor determines that such action is in the best interest of the Bond Fund and if the portfolio would not, as a result thereby, have more than 5% of its assets invested in noninvestment-grade securities.

     Intermediate Fund. The Intermediate Fund limits its portfolio investments in commercial paper and corporate notes and bonds to those that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or
(2) if not rated, are of comparable quality, as determined by the Advisor.

     The Fund will measure its performance against the LBIGC Index. The Fund also intends to maintain an average maturity and duration similar to that of the LBIGC Index. The duration of the LBIGC Index as of August 31, 1996 was 3.30 years. The LBIGC Index is described in more detail in "Investment Policies."

     Yield Plus Fund. The Yield Plus Fund limits its investments to bank instruments, mortgage-related pass-through securities, asset-backed securities, commercial paper, corporate notes and bonds and obligations of foreign governments and agencies and subdivisions of foreign governments and supranational organizations that, at the time of acquisition: (1) are rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (2) if not rated, are of comparable quality, as determined by the Advisor, in accordance with procedures established by the Board of Trustees. All securities may be either fixed income, zero coupon or variable- or floating-rate securities and may be denominated in US dollars or selected foreign currencies.

     Money Market Fund. The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Advisor determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two Nationally Recognized Statistical Rating Organizations ("NRSRO"); (2) by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Advisor in accordance with procedures established by the Board of Trustees. See the Appendix for a description of the securities ratings of debt instruments and commercial paper by NRSROs.

     US Government Money Market Fund ("Government Fund"). The Government Fund attempts to meet its investment objective by investing in obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities or in repurchase agreements secured by such instruments. Under normal market conditions, the Government Money Market Fund will be 100% invested in such securities.

Investment Policies
-------------------

     The Underlying Funds use certain investment instruments and techniques, consistent with each Underlying Fund's investment objective and policies. The principal practices are the following:

     Repurchase Agreements (all Underlying Funds). The Underlying Funds may enter into repurchase agreements with financial institutions. Under repurchase agreements, these parties sell securities to a fund and agree to repurchase the securities at the fund's cost plus interest within a specified time (normally one day). The securities purchased by the fund have a total value in excess of the purchase price paid by the fund and are held by Custodian until repurchased. Repurchase agreements assist the Life Solutions Funds and the Underlying Funds in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Life Solutions Funds and the Underlying Funds will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness is continually monitored and found satisfactory by Advisor.

     Reverse Repurchase Agreements (all Underlying Funds). The Underlying Funds may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under reverse repurchase agreements, a fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. A fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the fund's records while a reverse repurchase agreement is in effect.

     Money Market Instruments. Each Life Solutions Fund may invest in securities with maturities of 397 days or less at the time from the trade date or such other date upon which a Life Solutions Fund's interest in a securities is subject to market action. Each Life Solutions Fund will follow procedures reasonable designed to assure that the process so determined approximates the current market value of the Life Solutions Fund's securities. The procedures also address such matters as diversification and credit quality of the securities of the Life Solutions Funds' purchase, and were designed to ensure compliance by the Life Solutions Funds with the requirements of Rule 2a-7 of the 1940 Act.

     Lower Grade Debt Instruments. The Life Solutions Funds may also invest in an Underlying Fund that invests in high-yield, high-risk securities, commonly referred to as junk bonds. As a result, the Life Solutions Funds may be subject to some of the risks resulting from high yield investing. Further, each of the Life Solutions Funds may invest in Underlying Funds that invest in medium-grade bonds. If these bonds are downgraded, the Life Solutions Funds will consider whether to increase or decrease their investment in the affected Underlying Fund. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

     US Government Obligations (all Underlying Funds except Active International and Emerging Markets). The types of US Government obligations in which the Underlying Funds may at times invest include: (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export--Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. The Underlying Funds may purchase US Government obligations on a forward commitment basis.

     Forward Commitments (all Underlying Funds except Emerging Markets). The Underlying Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with an Underlying Fund's ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. The Underlying Funds may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Underlying Funds of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Underlying Fund's records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

     When-Issued Transactions (all Underlying Funds except Active International and Emerging Markets). New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

     The Underlying Funds will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Underlying Funds may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Underlying Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Underlying Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Underlying Funds. No Underlying Fund will invest more than 25% of its net assets in when-issued securities.

     Securities purchased on a when-issued basis and the securities held by the Underlying Funds are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income an Underlying Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Underlying Fund's net asset value.

     When payment for when-issued securities is due, an Underlying Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

     Section 4(2) Commercial Paper. The Underlying Funds may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the Underlying Fund's investment restriction relating to investments in illiquid securities.

     Warrants (Small Cap, Active International, Growth and Income and Emerging Markets). The Underlying Funds may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Underlying Fund will more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchange.

     Convertible Securities (Small Cap, International Growth and Income and Emerging Markets only). The Underlying Funds may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     American Depository Receipts (ADRs) (Index, Matrix, Small Cap, International and Emerging Markets only) and European Depository Receipts (EDRs) (International and Emerging Markets only). The Underlying Funds may invest in securities of foreign issuers in the form of ADRs, EDRs and similar instruments, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of an Underlying Fund's investment policies, An Underlying Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     Treasury Inflation-Protection Securities (Money Market, Government and Yield Plus). Inflation-Protection Securities ("IPS") are a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").

     Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

     IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

     Variable and Floating Rate Securities (Money Market, Government, Bond, Yield Plus and Intermediate only). The Underlying Funds may purchase variable rate US Government obligations which are instruments issued or guaranteed by the US Government, or an agency or instrumentality thereof, that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate US Government obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     Asset-Backed Securities (Money Market, Bond, Yield Plus and Intermediate only). The value of asset-backed securities is affected by changes in the market's perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and an Underlying Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities.

     Mortgage-Related Pass-Through Securities (Money Market, Government, Bond, Yield Plus and Intermediate only). Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow Underlying Funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

     Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. However, based on current statistics, it is conventional to quote yields on mortgage pass-through certificates based on the assumption that they have effective maturities of 12 years. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

     Mortgage-Backed Security Rolls (Bond and Intermediate only). The Underlying Funds may enter into "forward roll" transactions with respect to mortgage-backed securities it holds. In a forward roll transaction, the Underlying Funds will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (1) the risk of prepayment prior to maturity; (2) the possibility that the Underlying Funds may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (3) the risk that the market value of the securities sold by the Underlying Funds may decline below the price at which the Underlying Funds are obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Underlying Funds will place cash, US Government securities or other high-grade debt securities in a segregated account with Custodian in an amount equal to its obligation under the roll.

     Interest Rate Swaps (Bond, Yield Plus and Intermediate Only). The Underlying Funds may enter into interest rate swap transactions with respect to any security they are entitled to hold. Interest rate swaps involve the exchange by the Underlying Funds with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Underlying Funds expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio and to protect against any increase in the price of securities it anticipates purchasing at a later date. The Underlying Funds intends to use these transactions as a hedge and not as a speculative investment.

     Preferred Stocks (All Underlying Funds except Yield Plus and Money Market). Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking Underlying Funds provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation's debt securities.

     Foreign Government Securities (International and Emerging Markets only). Foreign government securities which the International Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The International Fund will not invest a material percentage of its assets in sovereign debt.

     Foreign Currency Transactions (Bond, Yield Plus and Intermediate only). The Funds may engage in foreign currency transactions as described below. The US dollar value of assets held by the Bond or Yield Plus Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. The Bond and Yield Plus Funds will engage in foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, through forward and futures contracts to purchase or sell foreign currencies or by purchasing and writing put and call options on foreign currencies. The Funds may purchase and write these contracts for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire.

     A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date upon which the parties enter the contract, at a price set at the time the contract is made. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Foreign currency futures contracts are traded on exchanges and are subject to procedures and regulations applicable to other futures contracts. Forward foreign currency exchange contracts and foreign currency futures contracts may protect a Fund from uncertainty in foreign currency exchange rates, and may also limit potential gains from favorable changes in such rates.

     Put and call options on foreign currencies are traded on securities and commodities exchanges, in the over-the-counter market, and privately among major recognized dealers in such options. The Yield Plus and Bond Market Funds may purchase and write these options for the purpose of protecting against declines in the dollar value of foreign securities it holds and against increases in the dollar cost of foreign securities it plans to acquire. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be offset in whole or in part by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be in whole or in part by writing calls or purchasing puts on that foreign currency. However, certain currency rate fluctuations would cause the option to expire unexercised, and thereby cause a Fund to lose the premium it paid and its transaction costs.

     Foreign Currency (International and Emerging Markets only). The International Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The International Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its Fund positions generally. The International Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

     In addition to the forward exchange contracts, the International Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the International Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The International Fund will not speculate in foreign security or currency options or futures or related options.

     The International Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not enter into a position hedging commitment if, as a result thereof, it would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     Zero Coupon Securities (Money Market, Government, Bond, Yield Plus and Intermediate only). These securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

     Because the Underlying Funds accrue taxable income from zero coupon securities without receiving regular interest payments in cash, each Underlying Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Underlying Funds. Investing in these securities might also force the Underlying Funds to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest.

     Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs) (Money Market, Government, Bond, Yield Plus and Intermediate only). ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign banks or foreign branches of US banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

     Special Situations and Illiquid Securities (all Underlying Funds). The Underlying Funds and the Advisor believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Underlying Fund's capital appreciation potential. These investments are generally illiquid. The Underlying Funds currently does not intend to invest more than 5% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. In no case will the Underlying Funds invest more than 15% of its net assets in illiquid securities (except the Money Market and US Government Money Market Funds, which will invest no more than 10%). Due to foreign ownership restrictions, the Underlying Funds may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     Cash Reserves (all Underlying Funds except Money Market). For defensive purposes, the Underlying Funds may temporarily invest, without limitation, in high quality short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include obligations issued or guaranteed as to principal and interest by the US Government, its agencies or instrumentalities and repurchase agreements collateralized by these obligations, commercial paper, bank certificates of deposit, bankers' acceptances and time deposits. When using this strategy, the weighted average maturity of securities held by an Underlying Fund will decline, and thereby possibly cause its yield to decline as well.

     The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation ("Standard & Poor's") to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's a sponsor or in any way affiliated with the Index Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all US common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. That is, each security is weighted by its total market value relative to the total market values of all the securities in the Index. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include Canadian securities. No other foreign securities are eligible for inclusion.

     Information Regarding Standard & Poor's Corporation. "Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by SSgA Fund. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Index Fund regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the S&P 500 Index Fund is the licensing of the trademarks and tradenames of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund. Standard & Poor's has no obligation to take the needs of the shareholders of the S&P 500 Index Fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the S&P 500 Index Fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE S&P 500 INDEX FUND OR THE SHAREHOLDERS OF THE S&P 500 INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The MSCI EAFE Index. The MSCI EAFE Index is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. These are the countries listed in the MSCI EAFE Index as of the date of this Prospectus. Countries may be added to or deleted from the list.

     The Russell Indexes. The Russell 2000(R) Index consists of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 12% of the Russell 3000 Index total market capitalization. The Russell 3000 Index is composed of 3,000 large US companies, as determined by market capitalization, representing approximately 98% of the total US equity market. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable US small-capitalization equity market. The average market capitalization is $421 million.

     The Lehman Brothers Aggregate Bond Index. The Bond Fund will measure its performance against the Lehman Brothers Aggregate Bond Index (the "LBAB Index"). The Fund also intends to maintain an average maturity and duration similar to that of the LBAB Index. The duration of the LBAB Index as of August 31, 1996 was
4.77 years. The LBAB Index is made up of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Index. The Government/Corporate Bond Index includes the Government and Corporate Bond Indices. The LBAB Index includes fixed rate debt issues rated investment grade or higher by

Moody's, S&P or Fitch, in that order. All in the LBAB Index issues have at least one year to maturity and an outstanding par value of at least $100 million.

     The Lehman Brothers Intermediate Government/Corporate Bond Index ("LBIGC Index"). The Intermediate Fund will measure its performance against, and also intends to maintain an average maturity and duration similar to that of, the LBIGC Index. The LBIGC Index is a subset of the Lehman Brothers Government/Corporate Bond Index and it comprises all securities that appear in this Index limited to those with maturities ranging from one to ten years only. The LBIGC Index includes the Government and Corporate Bond Indices. The LBIGC Index includes fixed rate debt issues rated investment-grade or higher by Moody's, S&P or Fitch, in that order. All issues in the Index have at least one year to maturity and an outstanding par value of at least $100 million.


Hedging Strategies and Related Investment Techniques
----------------------------------------------------

     The Underlying Funds may seek to hedge its portfolio against movements in the equity markets, interest rates and currency exchange rates through the use of options, futures transactions, options on futures and forward foreign currency exchange transactions. The Underlying Funds has authority to write
(sell) covered call and put options on their portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures. The Underlying Funds may enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), Advisor believes that, because the Underlying Funds will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Underlying Funds will not subject the Underlying Funds to the risks frequently associated with the speculative use of options and futures transactions. Although the use of hedging strategies by the Underlying Funds are intended to reduce the volatility of the net asset value of the Underlying Fund's shares, the Underlying Fund's net asset value will nevertheless fluctuate. There can be no assurance that the Underlying Fund's hedging transactions will be effective.

     Writing Covered Call Options. The Underlying Funds are authorized to write
(sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates the Underlying Funds to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Underlying Funds receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Underlying Funds would seek to mitigate the effects of a price decline. By writing covered call options, however, the Underlying Funds gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Underlying Fund's ability to sell the underlying security will be limited while the option is in effect unless the Underlying Funds effects a closing purchase transaction.

     Writing Covered Put Options. The Underlying Funds are authorized to write
(sell) covered put options on its portfolio securities and to enter into closing transactions with respect to such options.

     When the Underlying Funds writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Underlying Funds assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Underlying Funds may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Underlying Funds has written, however, the Underlying Funds must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     The Underlying Funds may write put options as an alternative to purchasing actual securities. If security prices rise, the Underlying Funds would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Underlying Funds will also profit, because they should be able to close out the option at a lower price. If security prices fall, the Underlying Funds would expect to suffer a loss. This loss should be less than the loss the Underlying Funds would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Purchasing Put Options. The Underlying Funds are authorized to purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put option the Underlying Funds has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Underlying Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Underlying Funds for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Underlying Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Underlying Funds will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Underlying Funds would exceed 5% of the market value of the Underlying Fund's total assets.

     Purchasing Call Options. The Underlying Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). The Underlying Funds will purchase call options only in connection with "closing purchase transactions."

     Stock Index Options and Financial Futures. The Underlying Funds are authorized to engage in transactions in stock index options and financial futures, and related options. The Underlying Funds may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Underlying Funds invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Underlying Funds may invest in stock index options based on a broad market index, such as the S&P 500 Index, or on a narrow index representing an industry or market segment. The Underlying Fund's investments in foreign stock index futures contracts and foreign interest rate futures contracts, and related options, are limited to only those contracts and related options that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by United States investors. Additionally, with respect to the Underlying Funds' investments in foreign options, unless such options are specifically authorized for investment by order of the CFTC, the Underlying Funds will not make such investments.

     The Underlying Funds may also purchase and sell stock index futures contracts and other financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Underlying Funds may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with debt securities in which it invests, if any. Transactions by the Underlying Funds in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

     The Underlying Funds may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Underlying Fund's securities portfolio that might otherwise result. When the Underlying Funds are not fully invested in the securities markets and anticipates a significant market advance, the Underlying Funds may purchase futures in order to gain rapid market exposure that may partially or entirely offset increases in the cost of securities that the Underlying Funds intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. It is anticipated that, in a substantial majority of these transactions, the Underlying Funds will purchase such securities upon termination of the long futures position, whether the long position results from the purchase of a futures contract or the purchase of a call option, but under unusual circumstances (e.g., the Underlying Funds experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Underlying Funds also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) during which the Underlying Funds enters into futures transactions. The Underlying Funds may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities. Similarly, the Underlying Funds can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Underlying Funds intends to purchase.

     The Underlying Funds are also authorized to engage in options and futures transactions on US and foreign exchanges and in options in the OTC markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     The Underlying Funds are authorized to purchase or sell listed or OTC foreign security or currency options, foreign security or currency futures and related options as a short or long hedge against possible variations in foreign exchange rates and market movements. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by the Underlying Funds, sold by the Underlying Funds but not yet delivered, or committed or anticipated to be purchased by the Underlying Funds. As an illustration, the Underlying Funds may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Underlying Funds can purchase a foreign currency put option enabling it to sell a specified amount of yen for US dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the US dollar will tend to be offset by an increase in the value of the put option.

     Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the future contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     Regulations of the CFTC applicable to the Underlying Funds require that all of the Underlying Fund's futures and options on futures transactions constitute bona fide hedging transactions and that an Underlying Fund not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Underlying Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Underlying Fund's total assets.

     Restrictions on OTC Options. The Underlying Funds will engage in OTC options, including OTC stock index options, OTC foreign security and currency options and options on foreign security and currency futures, only with member banks of the Federal Reserve System and primary dealers in US Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Underlying Funds will acquire only those OTC options for which Advisor believes the Underlying Funds can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

     The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Underlying Funds has adopted an operating policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by the Underlying Funds; (2) the market value of the underlying securities covered by outstanding OTC call options sold by the Underlying Funds; (3) margin deposits on the Underlying Fund's existing OTC options on futures contracts; and (4) the market value of all other assets of the Underlying Funds that are illiquid or are not otherwise readily marketable, would exceed 10% of the net assets of the Underlying Funds, taken at market value. However, if an OTC option is sold by the Underlying Funds to a primary US Government securities dealer recognized by the Federal Reserve Bank of New York and the Underlying Funds has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Underlying Funds will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     Asset Coverage for Futures and Options Positions. The Underlying Funds will not use leverage in its options and futures strategies. Such investments will be made for hedging purposes only. The Underlying Funds will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Underlying Funds will not enter into an option or futures position that exposes the Underlying Funds to an obligation to another party unless it owns either: (1) an offsetting position in securities or other options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Underlying Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. The Underlying Fund's custodian shall maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Underlying Fund's assets could impede portfolio management or the Underlying Fund's ability to meeting redemption requests or other current obligations.

     Risk Factors in Options, Futures, Forward and Currency Transactions. Utilization of options and futures transactions to hedge the Underlying Funds' portfolios involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Underlying Funds will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on Advisor's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

To compensate for imperfect correlations, the Underlying Funds may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Underlying Funds may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Underlying Funds cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

     The Underlying Funds intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Underlying Funds can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Underlying Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day.

                                      TAXES

     The Life Solutions Funds intend to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). As a RIC, the Life Solutions Funds will not be liable for federal income taxes on taxable net investment income and capital gain net income (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Life Solutions Funds distribute annually to shareholders at least 90% of net investment income and net short-term capital gain for the taxable year ("Distribution Requirement"). For the Life Solutions Funds to qualify as a RIC they must abide by all of the following requirements:
(1) at least 90% of the Life Solutions Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (2) less than 30% of the Life Solutions Funds' gross income each taxable year must be derived from the sale or other disposition of securities and certain options, futures contracts, forward contracts and foreign currencies held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Life Solutions Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the total assets of the Life Solutions Funds and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Life Solutions Funds' taxable year, not more than 25% of the value of its assets may be invested in securities (other than US Government securities or the securities of other RICs) of any one issuer.

     The Life Solutions Funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of i ordinary income for that year; (2) 98% of capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such month will be deemed to have been received on December 31 of such year if the dividends are paid by the Life Solutions Funds subsequent to December 31 but prior to February 1 of the following year.

     If a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a Life Solutions Fund and redeems or exchanges the shares without having held the shares for more than one year, then any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the capital gain distribution.

     Issues Related to Hedging and Option Investments. The Underlying Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Underlying Funds' income for purposes of the Income Requirement, the Short-Short Limitation and the Distribution Requirement, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

     Foreign Income Taxes. Investment income received by the Underlying Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Underlying Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Underlying Funds in advance since the amount of the assets to be invested within various countries is not known.

     If the Underlying Funds invest in an entity that is classified as a passive foreign investment company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Underlying Funds. It is anticipated that any taxes on the Underlying Funds with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Underlying Funds can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

     Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

     State and Local Taxes. Depending upon the extent of the Underlying Funds' activities in states and localities in which their offices are maintained, their agents or independent contractors are located or it is otherwise deemed to be conducting business, the Underlying Funds may be subject to the tax laws of such states or localities.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Life Solutions Funds and their shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Life Solutions Funds with the investor's tax Advisor.


                              FINANCIAL STATEMENTS

     Unaudited financial statements for the Life Solutions Funds, including notes to the financial statements and financial highlights, will be available within four to six months from the later of the date of this Statement of Additional Information or the date on which the Life Solutions Funds first accept a subscription from an unaffiliated shareholder. Audited financial statements for the Life Solutions Funds will be available within 60 days following the end of the Life Solutions Funds' then current fiscal year. When available, copies of the financial statements can be obtained without charge by calling Distributor at (800) 647-7327.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS


Ratings of Debt Instruments
---------------------------

     Moody's Investors Service, Inc. ("Moody's") -- Long Term Debt Ratings.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Standard & Poor's Corporation ("S&P"). The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default -- capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper
---------------------------

     Moody's. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well-established industries.
     --   High rates of return on funds employed.
     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     Fitch's Investors Service, Inc. ("Fitch"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 -- This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 -- Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

     Duff and Phelps, Inc. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

     Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

     Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- -- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Good Grade. Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          Satisfactory Grade. Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          Non-Investment Grade. Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          Default. Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

     IBCA, Inc. In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

     IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

     Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, they are taken into account when assigning our ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

     IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

     A1+--Obligations supported by the highest capacity for timely repayment.

     A1--Obligations supported by a very strong capacity for timely repayment.

     A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

     B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

     D1--Obligations which have a high risk of default or which are currently in default.

                            PART C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements

          Part A -- None.

          Part B -- Annual Reports for the SSgA Funds incorporated by reference to October 30, 1996 electronic filing via EDGAR on Form N-30D.

     (b)  Exhibits

                                                                    Incorporated by Reference
      Name of Exhibit                                               or Exhibit Number
      ---------------                                               -----------------

      1.   First Amended and Restated                               Post-Effective Amendment #35
           Master Trust Agreement
           (a)    Amendment No. 1                                   Post-Effective Amendment #35
           (b)    Amendment No. 2                                   Post-Effective Amendment #35
           (c)    Amendment No. 3                                   Post-Effective Amendment #35
           (d)    Amendment No. 4                                   Post-Effective Amendment #35
           (e)    Amendment No. 5                                   Post-Effective Amendment #35
           (f)    Amendment No. 6                                   Post-Effective Amendment #35
           (g)    Amendment No. 7                                   Post-Effective Amendment #35
           (h)    Amendment No. 8                                   Post-Effective Amendment #39
           (i)    Amendment No. 9                                   Exhibit 1(i)

      2.   Bylaws                                                   Pre-Effective Amendment #1

      3.   Voting Trust Agreement                                   None

      4.   Specimen Security                                        None

      5.   (a)    Investment Advisory Agreement                     Post-Effective Amendment #35

           (b)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Yield Plus and Bond Market Funds
                  within the Investment Advisory
                  Agreement

           (c)    Letter agreement incorporating the                Post-Effective Amendment #35
                  US Treasury Money Market and US
                  Treasury Obligations Funds
                  within the Investment Advisory
                  Agreement

           (d)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Growth and Income and
                  Intermediate Funds within the
                  Investment Advisory Agreement



                                       42

           (e)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Emerging Markets Fund and
                  the Prime Money Market
                  Portfolio within the Investment
                  Advisory Agreement

           (f)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Tax Free Money Market
                  Fund within the Investment
                  Advisory Agreement

           (g)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Small Cap, Active International
                  and Real Estate Equity Funds
                  within the Investment
                  Advisory Agreement

      6.   Distribution Agreements

           (a)    Distribution Agreement                            Post-Effective Amendment #35
                  (Class A Shares)

           (a)(i) Letter agreement incorporating                    Post-Effective Amendment #35
                  the Yield Plus and Bond Market
                  Funds within the Distribution Agreement

           (a)(ii)Letter agreement incorporating the                Post-Effective Amendment #35
                  US Treasury Money Market and US
                  Treasury Obligations Funds within
                  the Distribution Agreement

          (a)(iii)Letter agreement incorporating                    Post-Effective Amendment #35
                  the Growth and Income and
                  Intermediate Funds within the
                  Distribution Agreement

          (a)(iv) Letter agreement incorporating                    Post-Effective Amendment #35
                  the Emerging Markets
                  Fund and the Prime Money Market
                  Portfolio within the Distribution
                  Agreement

          (a)(v)  Letter agreement incorporating                    Post-Effective Amendment #35
                  Class A shares of the Tax Free
                  Money Market Fund within
                  the Distribution Agreement



                                       43

         (a)(vi)  Letter agreement incorporating                    Post-Effective Amendment #35
                  the Small Cap, Active International
                  and Real Estate Equity Funds
                  within the Distribution Agreement


           (b)    Distribution Agreement                            Post-Effective Amendment #23
                  (regarding Class B Shares
                  of the Money Market and
                  US Government Money
                  Market Funds)

          (b)(i)  Letter agreement incorporating                    To be filed by amendment
                  the Class B Shares of the Tax
                  Free Money Market Fund within
                  the Distribution Agreement

           (c)    Distribution Agreement                            Post-Effective Amendment #23
                  (regarding Class C Shares
                  of the Money Market and
                  US Government Money Market Funds)

          (c)(i)  Letter agreement incorporating the                To be filed by amendment
                  Class C Shares of the Tax Free
                  Money Market Fund within the
                  Distribution Agreement

      7.   Bonus, profit sharing, or                                None
           pension plans

      8.   (a)    Custodian Contract                                Post-Effective Amendment #35

           (b)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Yield Plus and Bond Market
                  Funds within the Custodian Contract

           (c)    Letter agreement incorporating the US             Post-Effective Amendment #35
                  Treasury Money Market and US
                  Treasury Obligations Funds within
                  the Custodian Contract

           (d)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Growth and Income and
                  Intermediate Funds within the
                  Custodian Contract

           (e)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Emerging Markets
                  Fund and the Prime Money Market
                  Portfolio within the Custodian Contract



                                       44

           (f)    Fee Schedule, dated February 17,                  Post-Effective Amendment #35
                  1994, to Custodian Agreement

           (g)    Letter agreement incorporating the                Post-Effective Amendment #35
                  Tax Free Money Market Fund
                  within the Custodian Contract

           (h)    Letter agreement incorporating                    Post-Effective Amendment #35
                  the Small Cap, Active International
                  and Real Estate Equity Funds
                  within the Custodian Contract

      9. (a)(i)   Transfer Agency and                               Post-Effective Amendment #35
                  Service Agreement

          (a)(ii) Letter agreement incorporating                    Post-Effective Amendment #35
                  the Yield Plus and Bond Market
                  Funds within the Transfer Agency
                  and Service Agreement

          (a)(iii)Letter agreement incorporating the US             Post-Effective Amendment #35
                  Treasury Money Market and US
                  Treasury Obligations Funds within
                  the Transfer Agency and Service
                  Agreement

          (a)(iv) Letter agreement incorporating                    Post-Effective Amendment #35
                  the Growth and Income and
                  Intermediate Funds
                  within the Transfer Agency and
                  Service Agreement

         (a)(v)   Letter agreement incorporating                    Post-Effective Amendment #35
                  the Emerging Markets Fund
                  and the Prime Money Market Portfolio
                  within the Transfer Agency and
                  Service Agreement

          (a)(vi) Letter agreement incorporating the                Post-Effective Amendment #35
                  Tax Free Money Market Fund
                  within the Transfer Agency and
                  Service Agreement

         (a)(vii) Letter agreement incorporating                    Post-Effective Amendment #35
                  the Small Cap, Active International
                  and Real Estate Equity Funds
                  within the Transfer Agency and
                  Service Agreement



                                       45

          (b)(i)  Administration Agreement                          Post-Effective Amendment #35


          (b)(ii) Letter agreement incorporating                    Post-Effective Amendment #35
                  the Yield Plus and Bond Market
                  Funds within the Administration
                  Agreement

         (b)(iii) Letter agreement incorporating the                Post-Effective Amendment #35
                  US Treasury Money Market and US
                  Treasury Obligations Funds within
                  the Administration Agreement

          (b)(iv) Letter agreement incorporating                    Post-Effective Amendment #35
                  the Growth and Income and
                  Intermediate Funds within the
                  Administration Agreement

          (b)(v)  Letter agreement incorporating                    Post-Effective Amendment #35
                  the Emerging Markets
                  Fund and the Prime Money Market
                  Portfolio within the Administration
                  Agreement

          (b)(vi) Letter agreement incorporating the                Post-Effective Amendment #35
                  Tax Free Money Market Fund
                  within the Administration Agreement

         (b)(vii) Letter agreement incorporating                    Post-Effective Amendment #35
                  the Small Cap, Active International
                  and Real Estate Equity Funds
                  within the Administration Agreement

      10.  Opinion of Counsel

           (a)    Relating to The Seven Seas Series                 Pre-Effective Amendment #1
                  Money Market Fund

           (b)    Relating to The Seven Seas Series                 Post-Effective Amendment #5
                  US Government Money Market Fund

           (c)    Relating to The Seven Seas Series                 Post-Effective Amendment #8
                  S&P 500 Index, S&P Midcap Index,
                  Matrix Equity, International
                  European Index, International Pacific
                  Index and Short Term Government
                  Securities Funds

           (d)    Relating to The Seven Seas Series                 Post-Effective Amendment #11
                  Yield Plus and Bond Market Funds



                                       46

           (e)    Relating to The Seven Seas Series                 Post-Effective Amendment #13
                  US Treasury Money Market and
                  Treasury Obligations Funds

           (f)    Relating to The Seven Seas Series                 Post-Effective Amendment #16
                  Growth and Income and Intermediate
                  Funds

           (g)    Relating to The Seven Seas Series                 Post-Effective Amendment #19
                  Emerging Markets Fund and
                  the Prime Money Market Portfolio

           (h)    Relating to Class A, Class B and Class            Post-Effective Amendment #22
                  C Shares The Seven Seas Series Money
                  Market and US Government Money
                  Market Funds

           (i)    Relating to Class A, Class B and                  Post-Effective Amendment #23
                  Class C Shares of The Seven Seas
                  Series Tax Free Money Market Fund

           (j)    Relating to The Seven Seas Series                 Post-Effective Amendment #28
                  Active International Fund

           (k)    Relating to The Seven Seas Series                 Post-Effective Amendment #29
                  Real Estate Equity Fund

           (l)    Relating to SSgA Life Solutions Funds             To be filed by amendment


      11.  Other Opinions:  Consent of                              None
           Independent Accountants

      12.  Financial Statements Omitted                             None
           from Item 23

      13.  Letter of Investment Intent
           (a)    The Seven Seas Series Money                       Pre-Effective Amendment #1
                  Market Fund

           (b)    The Seven Seas Series US                          Post-Effective Amendment #5
                  Government Money Market
                  Fund

           (c)    The Seven Seas Series                             Post-Effective Amendment #10
                  Government Securities,
                  Index, Midcap Index, Matrix,
                  European Index and Pacific
                  Index Funds



                                       47

            (d)   The Seven Seas Series Yield                       Post-Effective Amendment #11
                  Plus and Bond Market Funds

            (e)   The Seven Seas Series US Treasury                 Post-Effective Amendment #15
                  Money Market and US Treasury
                  Obligations Funds

             (f)  The Seven Seas Series Growth and                  Post-Effective Amendment #16
                  Income and Intermediate Funds

           (g)    The Seven Seas Series Emerging                    Post-Effective Amendment #20
                  Markets Fund and the Prime
                  Money Market Portfolio

           (h)    Class B and C Shares of The Seven                 Post-Effective Amendment #25
                  Seas Series Money Market and
                  US Government Money Market
                  Funds

           (i)    The Seven Seas Series Tax Free                    Post-Effective Amendment #25
                  Money Market Fund (Class A,
                  B and C Shares)

           (j)    The Seven Seas Series Active                      Post-Effective Amendment #28
                  International Fund

      14.  Prototype Retirement Plan                                None

      15.  Distribution Plans pursuant to
           Rule 12b-1

            (a)   Plan of Distribution for the                      Post-Effective Amendment #35
                  Government Securities, Index,
                  Midcap Index, Matrix, European
                  Index and Pacific Index Funds
                  as approved by the Board of
                  Trustees

            (a)(i)Addendum to the Plan of Distribution              Post-Effective Amendment #35
                  incorporating the Yield Plus and
                  Bond Market Funds into the Plan

            (a)(ii)Addendum to the Plan of Distribution             Post-Effective Amendment #35
                   incorporating the Money Market and
                   US Government Money Market Funds
                   into the Plan (Class A Shares)

           (a)(iii)Addendum to the Plan of Distribution             Post-Effective Amendment #35
                   incorporating the US Treasury Money
                   Market and US Treasury Obligations
                   Funds


                                       48

           (a)(iv)Addendum to the Plan of Distribution             Post-Effective Amendment #35
                  incorporating the Growth and Income
                  and Intermediate Funds

           (a)(v) Addendum to the Plan of Distribution              Post-Effective Amendment #35
                  incorporating the Emerging Markets
                  Fund and the Prime Money
                  Market Portfolio

          (a)(vi) Addendum to the Plan of Distribution              Post-Effective Amendment #35
                  incorporating the Class A Shares of
                  the Tax Free Money Market Fund

          (a)(vii)Addendum to the Plan of Distribution              Post-Effective Amendment #35
                  incorporating the Small Cap, Active
                  International and Real Estate Equity
                  Funds

           (b)    Plan of Distribution for the Money                Post-Effective Amendment #23
                  Market and US Government Money
                  Market Funds (Class B Shares)
                  as approved by the Board of Trustees

           (b)(i) Addendum to the Plan of Distribution              To be filed by amendment
                  incorporating the Class B Shares of
                  the Tax Free Money Market Fund

           (c)    Plan of Distribution for the Money                Post-Effective Amendment #23
                  Market and US Government Money
                  Market Funds (Class C Shares) as
                  approved by the Board of Trustees

           (c)(i) Addendum to the Plan of Distribution              To be filed by amendment
                  incorporating the Class C Shares of
                  the Tax Free Money Market Fund

           (d)    Shareholder Servicing Agreement,                  Post-Effective Amendment #12
                  by and between The Seven Seas
                  Series Fund and State Street
                  Bank and Trust Company

           (d)(i) Shareholder Servicing Agreement,                  Post-Effective Amendment #39
                  by and between The Seven Seas Series
                  Fund and State Street Brokerage
                  Services, Inc.




                                       49


           (d)(ii)Shareholder Servicing Agreement, by               Post-Effective Amendment #39
                  and between The Seven Seas Series
                  Fund and State Street Bank and Trust
                  Company, Metropolitan Division of
                  Commercial Banking Services

           (e)    Form of Agreement Pursuant                        Post-Effective Amendment #22
                  to Rule 12b-1 Plan (relating to
                  Class B Shares) as approved by
                  the Board of Trustees

           (f)    Form of Agreement Pursuant to                     Post-Effective Amendment #22
                  Rule 12b-1 Plan (relating to Class C
                  Shares) as approved by the Board
                  of Trustees

      16.  Computation of Performance                               Post-Effective Amendment #39
           Quotation

      17.  Financial Data Schedule                                  Post-Effective Amendment #38

 Item 25. Persons Controlled by or Under Common Control with Registrant

         None

 Item 26. Number of Holders of Securities
                                                       Number of Record Holders
         Title of Class                                 as of February 28, 1997
         --------------                                -------------------------
         Shares of beneficial interest
         Par Value $0.001
         SSgA Funds

              Money Market Fund
                   Class A Shares                                       1,789
                   Class B Shares                                           1
                   Class C Shares                                           1

              US Government Money Market Fund
                   Class A Shares                                         256
                   Class B Shares                                           1
                   Class C Shares                                           1

              Matrix Equity Fund                                       1,162

              Small Cap Fund                                            1,669

              S&P 500 Index Fund                                        2,253

              Active International Fund                                   886

              International Pacific Index                                   1

              Yield Plus Fund                                             231

              Bond Market Fund                                            279

              Growth and Income Fund                                      851

              Intermediate Fund                                           520

              US Treasury Money Market Fund                                 7

              US Treasury Obligations Fund                                  1

              Prime Money Market Fund                                      70

              Emerging Markets Fund                                     1,772

              Tax Free Money Market Fund
                   Class A Shares                                          47
                   Class B Shares                                           1
                   Class C Shares                                           1

         Real Estate Equity Fund                                            1

Item 27.  Indemnification

     Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant's First Amended and Restated Master Trust Agreement, which reads as follows:

"Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification."

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The Distribution Agreements relating to Class A, Class B and Class C Shares provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) ("Distributor") shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

     "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

     Item 28. Business and Other Connections of Investment Adviser.

     The Investment Management Division of State Street Bank and Trust Company ("State Street") serves as adviser to the Registrant. State Street, a Massachusetts bank, currently manages large institutional accounts and collective investment funds. The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                                   Capacity
Name                             With Adviser                     Business Name and Address*
----                             ------------                     --------------------------

Tenley E. Albright, MD           Director                        Chairman, Vital Sciences, Inc.

Joseph A. Baute                  Director                        Former Chairman and CEO,
                                                                 Markem Corporation

I. MacAlister Booth              Director                        Chairman, President and CEO
                                                                 Polaroid Corporation

Marshall N. Carter               Chairman and CEO                State Street Bank and Trust Company

James I. Cash, Jr.               Director                        The James E. Robison Professor
                                                                 of Business Administration
                                                                 Harvard Business School

Truman S. Casner                 Director                        Partner, Ropes & Gray

Nader F. Darehshori              Director                        Chairman, President and CEO
                                                                 Houghton Mifflin Company

Lois D. Jubiler                  Director                        Chief Technological Officer
                                                                 Colgate-Palmolive Company

Charles F. Kaye                  Director                        President, Transportation
                                                                 Investments, Inc.

George H. Kidder                 Director                        Senior Partner
                                                                 Hemenway & Barnes

John M. Kucharski                Director                        Chairman, President and CEO
                                                                 EG&G, Inc.

David B. Perini                  Director                        Chairman and President
                                                                 Perini Corporation

Dennis J. Picard                 Director                        Chairman and CEO
                                                                 Raytheon Company

                                       53

Bernard W. Reznicek              Director                        Chairman, President and CEO
                                                                 Boston Edison Company

David A. Spina                   Vice Chairman                   State Street Bank and Trust Company

Robert E. Weissman               Director                        President and COO
                                                                 The Dun & Bradstreet Corp.

* Address of all individuals: State Street Boston Corporation, 225 Franklin Street, Boston, Massachusetts 02110


Item 29. Principal Underwriters

     (a) Russell Fund Distributors, Inc., also acts as principal underwriter for Frank Russell Investment Company.

     (b) The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:


Name and Principal Business      Position and Offices with
Address*                         Underwriter                             Position with Registrant
---------------------------      -------------------------               ------------------------
Lynn L. Anderson                 Director and CEO                        Trustee, Chairman of the Board,
                                                                         and President

Karl J. Ege                      Secretary and General Counsel           None

J. David Griswold                Associate General Counsel               Secretary
                                 and Assistant Secretary

Mary E. Hughs                    Assistant Secretary                     None

John C. James                    Assistant Secretary                     None

Randall P. Lert                  Director                                None

Eric A. Russell                  Director and President                  None

Norma P. Schellberg              Treasurer and Controller                None

*Address of all individuals: 909 A Street, Tacoma, Washington 98402

Item 30. Location of Accounts and Records

     The Registrant's Administrator, Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's investment adviser, transfer agent, and custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and 1776 Heritage Drive, North Quincy, Massachusetts 02171.

Item 31. Management Services

      Not applicable.

Item 32. Undertakings

     (a)  Not applicable.

     (b) The Registrant hereby undertakes to file an amendment to the registration satement with certified financial statements which need not be certified within four to six months from the effective date of this Registration Statement.

     (c) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Registrant, SSgA Funds, has duly caused this Post-Effective Amendment No. 40 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 9th day of April, 1997.


                                   By:      /s/ Lynn L. Anderson
                                           ------------------------------------
                                            Lynn L. Anderson, President,
                                            Treasurer and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on July 17, 1996.


               Signature                              Title
               ---------                              -----

      /s/ Lynn L. Anderson                 Trustee, President, Treasurer and
      --------------------                 Chairman of the Board
      Lynn L. Anderson

      /s/ George W. Weber                  Senior Vice President and
      --------------------                 Fund Treasurer
      George W. Weber

      /s/ Steven J. Mastrovich             Trustee
      ------------------------
      Steven J. Mastrovich

      /s/ William L. Marshall              Trustee
      ------------------------
      William L. Marshall

      /s/ Patrick J. Riley                 Trustee
      ------------------------
      Patrick J. Riley

      /s/ Richard D. Shirk                 Trustee
      ------------------------
      Richard D. Shirk

      /s/ Bruce D. Taber                   Trustee
      ------------------------
      Bruce D. Taber

      /s/ Henry W. Todd                    Trustee
      ------------------------
      Henry W. Todd

                                  Exhibit Index
                                  -------------

       Exhibit Number                       Description
       --------------                       -----------

            1(i) Amendment No. 9 to the First Amended and Restated Master Trust Agreement